           STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
                        ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (collectively, the "Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by the Underwriters not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates the Underwriters have supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value the Underwriters assign any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters, and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The Underwriters shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from the Underwriters.

                                  BEAR STEARNS
                 COMMERCIAL MORTGAGE SECURITIES INC. 2000 - WF1
                   $826,089,000 PUBLICLY OFFERED CERTIFICATES
                          SEQUENTIAL PAY REMIC CLASSES


------------------------------------------------------------------------------------------------------------------------------------
                                            INITIAL AGGREGATE                                       APPROX.           APPROX.
                                INITIAL        CERTIFICATE         APPROX.       PASS-THROUGH       WEIGHTED          PRINCIPAL
                 RATINGS        CREDIT          BALANCE OR          DOLLAR      DESCRIPTION (1)      AVERAGE           WINDOW
  CLASS         DCR/FITCH       SUPPORT      NOTIONAL AMOUNT        PRICE                           LIFE (2)         (YRS.) (2)
------------------------------------------------------------------------------------------------------------------------------------
A-1              AAA/AAA          19.50%           $260,078,000       100.5         FIXED             5.6             1 - 108
------------------------------------------------------------------------------------------------------------------------------------
A-2              AAA/AAA          19.50%           $454,979,000       100.5         FIXED             9.6            108 - 120
------------------------------------------------------------------------------------------------------------------------------------
B                 AA/AA           16.00%            $31,089,000       100.5       VARIABLE           10.0            120 - 120
------------------------------------------------------------------------------------------------------------------------------------
C                  A/A            12.00%            $35,531,000        99.6       VARIABLE           10.0            120 - 120
------------------------------------------------------------------------------------------------------------------------------------
D                 A-/A-           11.00%              8,882,000        98.8       VARIABLE           10.0            120 - 120
------------------------------------------------------------------------------------------------------------------------------------
E                BBB/BBB           8.00%            $26,648,000        96.7       VARIABLE           10.0            120 - 120
------------------------------------------------------------------------------------------------------------------------------------
F               BBB-/BBB-          7.00%             $8,882,000        92.6       VARIABLE           10.0            120 - 120
------------------------------------------------------------------------------------------------------------------------------------
X               AAA / AAA            N/A           $888,269,752         1.8       VARIABLE            8.7             1 - 237
------------------------------------------------------------------------------------------------------------------------------------

(1) The Pass-Through Rates of the Class A-1 and Class A-2 Certificates shall be a fixed rate per annum or, if a lower rate, the weighted average of the Net Mortgage Rates of the Mortgage Loans (such Net Mortgage Rates determined without taking into account any reductions thereto resulting from modifications of the Mortgage Loans or otherwise following the Cut-Off
     Date) (the "NWAC Rate"). The pass-through rate of the Class B Certificates will be a per annum rate equal to the NWAC Rate for such Distribution Date minus ___%, and the Pass-Through Rate of the Class C, Class D, Class E and Class F Certificates will be a per annum rate equal to the NWAC Rate for such Distribution Date. The Class X pass-through rate with respect to any Distribution Date will be equal to the excess, if any, of (i) the weighted average of the non-default interest rates specified in the notes relating to each mortgage loan in the trust fund, net of the related Administrative Cost Rate, over (ii) the weighted average of the pass-through rates of the other classes of certificates, as more fully described in the Prospectus Supplement.

(2) Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, defaults, losses, extensions, clean-up calls and that all Mortgage Loans balloon at maturity/Anticipated Repayment Date where applicable.

SETTLEMENT DATE:                On or about February 10, 2000.

COLLATERAL:                     181 mortgage loans with an aggregate Cut-Off
                                Date balance of $888,269,752; approximately
                                25.1% office, 20.7% retail, 15.1% multifamily, 14.1% industrial/warehouse, 10.5% self-storage,
                                7.7% hospitality and 6.7% various other asset classes.

LOAN SELLERS:                   Wells Fargo Bank, National Association
                                ($415,715,489, or 46.8% of the Initial Pool
                                Balance); Bear, Stearns Funding, Inc.
                                ($363,558,833, or 40.9% of the Initial Pool
                                Balance) and Morgan Stanley Mortgage Capital
                                Inc. ($108,995,430, or 12.3% of the Initial Pool
                                Balance).

WA DSCR / LTV:                  1.59x / 59.9% as of the Cut-Off Date (48.3% at
                                Maturity/ARD).

CALL PROTECTION:                100% of the mortgage loans are protected by
                                Lockout, Defeasance and/or Yield Maintenance for substantially the terms of the Mortgage Loans
                                (other than, in certain cases, during the free prepayment window beginning generally one to six months prior to the maturity of the related mortgage loan).

SERVICER:                       Wells Fargo Bank, National Association.

SPECIAL SERVICER:               GMAC Commercial Mortgage Corporation.

CO-LEAD AND BOOK-RUNNING

MANAGERS:                       Bear, Stearns & Co. Inc. and Morgan Stanley Dean
                                Witter.

UNDERWRITERS:                   Bear, Stearns & Co. Inc., Morgan Stanley Dean
                                Witter and Norwest Investment Services, Inc.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----

         I  CREDIT SUPPORT STRUCTURE                                    1

        II  TRANSACTION SUMMARY                                         2

       III  CERTIFICATE STRUCTURE SUMMARY                             3-5

        IV  PREPAYMENT PROVISIONS                                    6-11

         V  MORTGAGE LOAN/COLLATERAL SUMMARY                        12-15

        VI  TEN LARGEST MORTGAGE LOANS                              16-39

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               1

CREDIT SUPPORT STRUCTURE


----------------------------------------------------------------------------------------------------------
   INITIAL        PRINCIPAL AND      INITIAL CERTIFICATE                             CLASS SIZE AS A
CREDIT SUPPORT      INTEREST       BALANCE/NOTIONAL AMOUNT     INITIAL RATINGS          PERCENT OF
                  CERTIFICATES                                    DCR/FITCH         AGGREGATE CUT-OFF
                                                                                       DATE BALANCE
----------------------------------------------------------------------------------------------------------
   19.50%           Class A-1            $260,078,000          ("AAA"/"AAA")             29.3%
----------------------------------------------------------------------------------------------------------
   19.50%           Class A-2            $454,979,000          ("AAA"/"AAA")             51.2%
----------------------------------------------------------------------------------------------------------
    N/A             Class X              $888,269,752          ("AAA"/"AAA")              N/A
----------------------------------------------------------------------------------------------------------
   16.00%           Class B               $31,089,000           ("AA"/"AA")               3.5%
----------------------------------------------------------------------------------------------------------
   12.00%           Class C               $35,531,000            ("A"/"A")                4.0%
----------------------------------------------------------------------------------------------------------
   11.00%           Class D                $8,882,000           ("A-"/"A-")               1.0%
----------------------------------------------------------------------------------------------------------
    8.00%           Class E               $26,648,000          ("BBB"/"BBB")              3.0%
----------------------------------------------------------------------------------------------------------
    7.00%           Class F                $8,882,000         ("BBB-"/"BBB-")             1.0%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               2
TRANSACTION SUMMARY

DEPOSITOR:                   Bear Stearns Commercial Mortgage Securities Inc.

OFFERED CERTIFICATES:        Class A-1 and Class A-2 (together the "Class A
                             Certificates"), Class B, Class C, Class D, Class E,
                             Class F and Class X.

LOAN SELLERS:                Wells Fargo Bank, National Association
                             ($415,715,489, or 46.8% of the Initial Pool
                             Balance); Bear, Stearns Funding, Inc.
                             ($363,558,833, or 40.9% of the Initial Pool
                             Balance) and Morgan Stanley Mortgage Capital Inc.
                             ($108,995,430, or 12.3% of the Initial Pool
                             Balance).

RATING AGENCIES:             Duff & Phelps Credit Rating Co. ("DCR") / Fitch
                             IBCA, Inc. ("Fitch").

LEGAL STRUCTURE:             Sequential pay REMIC classes rated AAA/AAA through
                             BBB-/BBB- offered.

CUT-OFF DATE:                February 1, 2000.

SETTLEMENT DATE:             On or about February 10, 1999.

DISTRIBUTION DATE:           Monthly on the 15th or the next business day
                             commencing March 15, 2000.

DELAY DAYS:                  14.

SERVICER:                    Wells Fargo Bank, National Association.

SPECIAL SERVICER:            GMAC Commercial Mortgage Corporation.

PAYING AGENT:                Norwest Bank Minnesota, National Association.

TRUSTEE:                     LaSalle Bank National Association.

FISCAL AGENT:                ABN AMRO Bank N.V.

ERISA: The Class A-1, A-2 and Class X Certificates may be acquired by plans subject to ERISA.

SMMEA ELIGIBILITY:           The Offered Certificates will not constitute
                             "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of
                             1984 ("SMMEA").

OPTIONAL TERMINATION:        1% Clean-up call.

CERTIFICATE REGISTRATION:    Each class of Offered Certificates will be issued
                             initially as a global security registered in the name of the Depository Trust Company ("DTC") or its nominee. Certificates may be held through (i) DTC in the United States, or (ii) Cedelbank, S.A.
                             ("CEDEL") or the Euroclear System ("Euroclear") in
                             Europe.

MINIMUM DENOMINATIONS:       The Class A-1 and Class A-2 Certificates may be
                             held in minimum denominations of $25,000. The Class
                             X may be held in minimum denominations of $1,000,000 (Notional Amount). The remaining classes of Offered Certificates will be offered in minimum denominations of $100,000.

PRICING SPEED:               0% CPR (assuming the Anticipated Repayment Date
                             Loans ("ARD Loans") prepay on their respective
                             Anticipated Repayment Date).

CO-LEAD AND BOOK-
RUNNING MANAGERS:            Bear, Stearns & Co. Inc. and Morgan Stanley Dean
                             Witter.

UNDERWRITERS:                Bear, Stearns & Co. Inc., Morgan Stanley Dean
                             Witter and Norwest Investment Services, Inc.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               3
CERTIFICATE STRUCTURE SUMMARY

DISTRIBUTION OF PRINCIPAL AND    Distributions of interest accrued on the
INTEREST:                        certificates and principal  thereof will be
                                 made on each distribution date to each class of certificates in sequential order based on their alphabetical designations. In general, each class of certificates will receive an interest distribution on any distribution date only after each class with an earlier alphabetical designation has received all amounts of interest distributable thereto on such date.
                                 The Class A-1, Class A-2 and Class X
                                 certificates will receive interest
                                 distributions on a pro rata basis before any other class receives interest. In general, each class of certificates, other than the Class X
                                 Certificates, will receive a principal
                                 distribution on any distribution date only after each class with an earlier alphabetical designation has received all amounts distributable thereto on such date, and the certificate balance of each class with an earlier alphabetical designation has been reduced to zero. See "Description of the Certificates - Distributions" in the preliminary Prospectus Supplement.

ALLOCATION OF LOSSES:            Realized Losses (as defined in the Pooling and
                                 Servicing Agreement) of principal and interest on the mortgage loans will generally be allocated in reverse alphabetical order starting with Class M. Losses allocable to the Class A-1 and Class A-2 Certificates and, solely with respect to Realized Losses that reduce the amount of interest otherwise distributable, to the Class X Certificates, will be allocated pro rata. However, certain interest shortfalls as a result of the timing of prepayments and certain balloon payments will be allocated to each class of certificates pro rata based on their respective interest entitlements. See "Description of the
                                 Certificates - Subordination; Allocation of
                                 Losses, Shortfalls and Expenses" in the
                                 preliminary Prospectus Supplement.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               4
CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

REPORTS TO CERTIFICATEHOLDERS:   The Paying Agent will provide or make available
                                 each month to any Privileged Person as defined in the Pooling and Servicing Agreement, via website, and to any interested party, via the Paying Agent's fax on demand service, information including, but not limited to: (i) distributions of principal, interest, and Yield
                                 Maintenance Charges on each class of
                                 certificates; (ii) the amount of P & I
                                 Advances, (iii) outstanding mortgage loan and certificate balances; (iv) delinquency and prepayment data; (v) the aggregate amount of servicing fees paid to servicer; (vi) the amount of Realized Losses; and (vii) the amount of any Appraisal Reductions.

                                 On an annual basis, the servicer will provide the trustee and the Paying Agent a report for each mortgage loan, based on the most recently available year-end financial statements and rent rolls, containing such information and analyses required by the Pooling and Servicing Agreement, including, without limitation, debt service coverage ratios, to the extent available. The Paying Agent will provide the most recent annual reports to Privileged Persons via its website. See "Description of the Certificates Reports to Certificateholders; Certain Available Information" and Annex C of the preliminary Prospectus Supplement.

REPRESENTATIONS AND WARRANTIES:  Each Mortgage Loan Seller will make certain representations and warranties with respect to its mortgage loans. In general, in the event that a Material Breach or Material Document Defect (as such terms are defined in the Pooling and Servicing Agreement) cannot be cured by a Mortgage Loan Seller within the applicable cure period, the Mortgage Loan Seller has the obligation to either (i) repurchase the affected mortgage loan at the Purchase Price (as defined in the Pooling and Servicing Agreement) or (ii) replace such mortgage loan with a comparable mortgage loan acceptable to each Rating Agency. See "Description of the Mortgage Pool - Representations and Warranties; Repurchases" in the preliminary Prospectus Supplement.
--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               5
CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

SERVICER ADVANCING:                    The servicer will be required to make (i)
                                       P & I Advances (as described in the
                                       Pooling and Servicing Agreement) and (ii)
                                       Servicing Advances (defined as customary, reasonable and necessary "out-of-pocket" costs and expenses in connection with the servicing of a mortgage loan after a default (whether or not a payment default), delinquency or other unanticipated event, or in connection with the administration of a REO property). The servicer will be obligated to make such P&I Advances and Servicing
                                       Advances only to the extent that the
                                       servicer determines that the amount so
                                       advanced will be recoverable from
                                       subsequent payments or collections
                                       (including Insurance Proceeds,
                                       Liquidation Proceeds and REO Income) in
                                       respect of such mortgage loan or REO
                                       Property. See "Description of the
                                       Certificates - Advances" in the
                                       preliminary Prospectus Supplement. The
                                       servicer will not be required to advance
                                       Yield Maintenance Charges.

SPECIAL SERVICER RESPONSIBILITIES:     When a mortgage loan is more than 60 days
                                       delinquent, or upon the occurrence of
                                       certain other events, the servicer will
                                       transfer its servicing responsibilities
                                       to the special servicer. Subject to the
                                       Servicing Standards set forth in the
                                       Pooling and Servicing Agreement and
                                       subject to certain other limitations
                                       described therein, the special servicer
                                       may agree to certain loan extensions,
                                       amendments and modifications following a
                                       Servicing Transfer Event (as defined in
                                       the Pooling and Servicing Agreement). The special servicer also generally has the right to grant or withhold consent to material modifications, waivers, amendments and consents recommended by the servicer with respect to mortgage loans, other than a modification of a Money Term (as defined in the Pooling and Servicing Agreement). See "Servicing of the Mortgage Loans" in the preliminary
                                       Prospectus Supplement.

APPRAISAL REDUCTIONS:                  An appraisal will be obtained by the
                                       special servicer if a mortgage loan
                                       becomes 120 days delinquent, or upon the
                                       occurrence of certain other Appraisal
                                       Events (as defined in the Pooling and
                                       Servicing Agreement). An Appraisal
                                       Reduction (as defined in the Pooling and
                                       Servicing Agreement) would have the
                                       effect of reducing the amount of P & I
                                       Advances made by the servicer, trustee or
                                       the fiscal agent, as the case may be. See
                                       "Descriptions of the Certificates -
                                       Appraisal Reductions" in the preliminary
                                       Prospectus Supplement.
--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               6
PREPAYMENT PROVISIONS

PREPAYMENT RESTRICTIONS:      As of the Cut-Off Date, 100% of the mortgage loans
                              have protection against voluntary prepayment.

                              o 33.6% are locked out until their respective maturity dates (or, with respect to the ARD Loans, Anticipated Repayment Date);

                              o 62.0% are locked out until generally one to six months before their respective maturity dates, after which time there are no restrictions on voluntary prepayments;

                              o 2.9% are locked out for three to five years, after which time, at the borrower's option, either (i) voluntary prepayment is allowed with the payment of a Yield Maintenance Charge or (ii) defeasance of the mortgage loan is permitted (as described below). Generally, these loans may be prepaid without restriction during a period which is between 3 and 6 months prior to maturity;

                              o 1.5% are locked out for generally two to five years, after which time prepayment is allowed with the payment of a Yield Maintenance Charge

                              See "Description of the Mortgage Pool - Yield Maintenance, Prepayment and Lockout Provisions" in the preliminary Prospectus Supplement.

LOCKOUT/ DEFEASANCE:          The terms of 98.5% of the mortgage loans generally
                              permit the related borrower at any time, commencing approximately three to five years after the date of origination, but in no event before the second anniversary of the issuance of the certificates, to substitute non-callable U.S.
                              Treasury obligations for the mortgaged property and to obtain the release of the related mortgage on the mortgaged property. Such U.S. Treasury obligations must provide for payments on or before each due date and the Maturity/ARD Date in an amount at least equal to the amounts payable on each such date under the terms of the related mortgaged loan. In the case of 163 of the mortgage loans representing 95.6% of the Initial Pool
                              Balance, such collateral substitution is the only method of obtaining a release of the mortgage on the related mortgaged property and all voluntary prepayments are prohibited during the loan term.

ALLOCATION OF YIELD           On any Distribution Date, Yield Maintenance
MAINTENANCE CHARGES:          Charges collected during the related Collection
                              Period will be distributed by the Paying Agent on the classes of Offered Certificates as follows: to each of the Class A, Class B, Class C, Class D,
                              Class E and Class F Certificates, for each such
                              Class an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of Certificates on such Distribution Date,
                              (b) the Base Interest Fraction for the related principal prepayment and such class of Offered
                              Certificates and (c) the aggregate amount of Yield
                              Maintenance Charges collected on such principal prepayment during the related Collection Period.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               7
PREPAYMENT PROVISIONS (CONTINUED)

ALLOCATION OF YIELD            The "Base Interest Fraction" with respect to any
MAINTENANCE                    principal prepayment on any mortgage loan  that
CHARGES: (CONTINUED)           provides for payment of a Yield Maintenance
                               Charge and with respect to each of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and
                               Class F Certificates is a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the pass-through rate on such class of Offered Certificates and (ii) the Yield Rate used in calculating the Yield
                               Maintenance Charge with respect to such principal prepayment and (B) whose denominator is the difference between (i) the Mortgage Rate on the related mortgage loan and (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such principal prepayment;
                               provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such Yield Rate is greater than the Mortgage Rate on the related mortgage loan, then the Base Interest Fraction shall equal zero. Any remaining Yield Maintenance Charges will be distributed to the Class X Certificates.

PARTIAL RELEASE PROVISIONS:    6 of the mortgage loans representing 3.9% of the
                               Initial Pool Balance are cross-collateralized with other mortgage loans and may be released from such loan group by substitution of U.S.
                               Treasury securities (as previously described) in amounts equal to not less than 110% and in some cases 125% of the amounts payable on all remaining due dates and the Maturity Date under the terms of the related Mortgage Note subject to certain DSCR and/or LTV tests.

                               4 mortgage loans representing 2.6% of the Initial Pool Balance are secured by two or more mortgaged properties and allow for the release of the mortgage on one or more of the related mortgaged properties through substitution of U.S. Treasury securities generally in an amount equal to 125% of the remaining monthly payments and balloon payment allocable to the property or properties being released. See "Description of the Mortgage Pool - Defeasance" in the preliminary Prospectus Supplement.

                               3 mortgage loans, representing 1.9% of the Initial Pool Balance, allow for the release of certain parcels of real estate that secure such mortgages but were not ascribed value or cash flow for purposes of determining the related Underwritten Cash Flow. Such real estate is generally subject to release without reduction of the principal balance of the related Mortgage Note or substitution of additional collateral.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               8



------------------------------------------------------------------------------------------------------------------------------------

                                                        SUMMARY OF CALL PROTECTION
                                                        --------------------------

                                                                                                                    PERCENTAGE OF
                                                                             NUMBER OF       AGGREGATE CUT-OFF      INITIAL POOL
                             CALL PROTECTION                                   LOANS           DATE BALANCE            BALANCE

Lockout through Maturity Date                                                   62            $298,646,895               33.6%

Lockout to six (6) months or less prior to Maturity Date                       101            $550,426,885               62.0%

YM/Flex to six (6) months or less prior to Maturity Date                        18             $39,195,971                4.4%



TOTAL                                                                          181            $888,269,752              100.0%
------------------------------------------------------------------------------------------------------------------------------------




As used above, "Flex" refers to the borrower's option to prepay with a YM charge or defease the related mortgage loan.

As used above, "YM" means yield maintenance.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                               9


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT



--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              10

     PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                    LOCKOUT / DEFEASANCE       FLEX               >1% OR YM (1)      FREE WINDOW     TOTALS

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Period                $(mm)       %        $(mm)        %      $(mm)      %       $(mm)      %      $(mm)       %        % of IPB
-----------------------------------------------------------------------------------------------------------------------------------
Current     2/1/00        888.3   100.0        0.0       0.0       0.0     0.0       0.0      0.0     888.3     100.0%       100.0
-----------------------------------------------------------------------------------------------------------------------------------
Year 1      2/1/01        878.5   100.0        0.0       0.0       0.0     0.0       0.0      0.0     878.5     100.0%        98.9
-----------------------------------------------------------------------------------------------------------------------------------
Year 2      2/1/02        867.7   100.0        0.0       0.0       0.0     0.0       0.0      0.0     867.7     100.0%        97.7
-----------------------------------------------------------------------------------------------------------------------------------
Year 3      2/1/03        829.7    97.0       22.2       2.6       3.4     0.4       0.0      0.0     855.3     100.0%        96.3
-----------------------------------------------------------------------------------------------------------------------------------
Year 4      2/1/04        811.9    96.5       21.8       2.6       7.9     0.9       0.0      0.0     841.6     100.0%        94.7
-----------------------------------------------------------------------------------------------------------------------------------
Year 5      2/1/05        713.4    95.2       23.1       3.1      12.7     1.7       0.0      0.0     749.2     100.0%        84.3
-----------------------------------------------------------------------------------------------------------------------------------
Year 6      2/1/06        699.1    95.2       22.5       3.1      12.5     1.7       0.0      0.0     734.2     100.0%        82.7
-----------------------------------------------------------------------------------------------------------------------------------
Year 7      2/1/07        668.9    95.1       21.8       3.1      12.3     1.8       0.0      0.0     703.1     100.0%        79.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 8      2/1/08        652.4    95.2       21.1       3.1      12.1     1.8       0.0      0.0     685.6     100.0%        77.2
-----------------------------------------------------------------------------------------------------------------------------------
Year 9      2/1/09        541.8    86.3       11.0       1.8      11.8     1.9      63.2     10.1     627.8     100.0%        70.7
-----------------------------------------------------------------------------------------------------------------------------------
Year 10     2/1/10         52.0    96.6        1.8       3.4       0.0     0.0       0.0      0.0      53.9     100.0%         6.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 11     2/1/11         30.7    95.4        1.5       4.6       0.0     0.0       0.0      0.0      32.1     100.0%         3.6
-----------------------------------------------------------------------------------------------------------------------------------
Year 12     2/1/12         24.4    95.6        1.1       4.4       0.0     0.0       0.0      0.0      25.5     100.0%         2.9
-----------------------------------------------------------------------------------------------------------------------------------
Year 13     2/1/13         17.7    96.2        0.7       3.8       0.0     0.0       0.0      0.0      18.4     100.0%         2.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 14     2/1/14          7.6    71.8        0.3       2.4       0.0     0.0       2.7     25.7      10.6     100.0%         1.2
-----------------------------------------------------------------------------------------------------------------------------------
Year 15     2/1/15          1.6   100.0        0.0       0.0       0.0     0.0       0.0      0.0       1.6     100.0%         0.2
-----------------------------------------------------------------------------------------------------------------------------------
Year 16     2/1/16          1.3   100.0        0.0       0.0       0.0     0.0       0.0      0.0       1.3     100.0%         0.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 17     2/1/17          1.0   100.0        0.0       0.0       0.0     0.0       0.0      0.0       1.0     100.0%         0.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 18     2/1/18          0.7   100.0        0.0       0.0       0.0     0.0       0.0      0.0       0.7     100.0%         0.1
-----------------------------------------------------------------------------------------------------------------------------------
Year 19     2/1/19          0.4   100.0        0.0       0.0       0.0     0.0       0.0      0.0       0.4     100.0%         0.0
-----------------------------------------------------------------------------------------------------------------------------------
Year 20     2/1/20          0.0     0.0        0.0       0.0       0.0     0.0       0.0      0.0       0.0       0.0%         0.0
-----------------------------------------------------------------------------------------------------------------------------------


As used above, "IPB" means Initial Pool Balance.
As used above, "YM" means Yield Maintenance.

(1) In the case of one Mortage Loan, representing 0.4% of the Initial Pool Balance, the Yield rate for determining the YM charge will be equal to the corresponding treasury yield plus 0.50%.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              11

                   PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              12
MORTGAGE LOAN/COLLATERAL SUMMARY

MORTGAGE POOL:                       The Mortgage Pool will consist of 181
                                     mortgage loans secured in the aggregate by 165 commercial, 37 multifamily and 9 manufactured housing community properties with an Initial Pool Balance of approximately $888,269,752. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage Pool.

CUT-OFF BALANCE:                     $888,269,752

AVERAGE LOAN SIZE:                   $4,907,568.

WA COUPON:                           7.9581%

WA DSCR:                             1.59x.

WA LTV AS OF CUT-OFF DATE:           59.9%.

WA LTV AS OF MATURITY:               48.3%.

PROPERTY LOCATIONS:                  The mortgaged properties are located in 33
                                     states with the largest concentrations in California (34.5%), Texas (10.0%), North
                                     Carolina (9.1%), New York (7.2%) and
                                     Florida (5.9%). (Percentages based on
                                     aggregate Cut-Off Date Balance).

LARGEST LOANS:                       The largest mortgage loan represents
                                     approximately 6.6% of the Initial Pool
                                     Balance; the three largest mortgage loans
                                     (including groups of cross-collateralized loans) represent 16.9%; the ten largest mortgage loans represent 32.4%.

SPONSOR CONCENTRATIONS:              With the exception of Loan No. 310900043
                                     and Loan No. 310900024, which represent
                                     6.6% and 5.3% of the Initial Pool Balance respectively, there are no sponsor concentrations in excess of 5% of the Initial Pool Balance.

REMAINING TERMS TO MATURITY/ARD:     Approximately 78.1% of the mortgage loans
                                     have remaining terms to maturity/ARD
                                     between 7 to 10 years. Approximately 10.9% of the mortgage loans have remaining terms to maturity/ARD of less than 7 years and approximately 11.0% have remaining terms to maturity/ARD over 10 years.

WA REMAINING TERM TO MATURITY/ARD:   Approximately 115 months.

BALLOON PAYMENTS:                    Approximately 87.2% of the mortgage loans
                                     require balloon payments at maturity or, in the case of two loans representing approximately 4.7% of the Initial Pool
                                     Balance, the Anticipated Repayment Date;
                                     the remaining 8.1% of the mortgage loans are fully amortizing.

INTEREST ACCRUAL PERIOD:             Approximately 96.8% of the mortgage loans
                                     accrue interest on an Actual/360 basis; the remaining 3.2% of the mortgage loans accrue interest on a 30/360 basis.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              13
MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                          TYPE OF MORTGAGED PROPERTIES
                          ----------------------------

                                         NUMBER OF       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
           PROPERTY TYPE                PROPERTIES              BALANCE                  POOL BALANCE
--------------------------------------------------------------------------------------------------------------
Office                                      20                $223,173,574                    25.1%
Retail                                      45                $184,076,092                    20.7%
Multifamily                                 37                $134,375,373                    15.1%
Industrial/Warehouse                        44                $125,432,750                    14.1%
Self-Storage                                34                 $92,965,037                    10.5%
Hospitality                                  9                 $68,543,517                     7.7%
Manufactured Housing Comm.                   9                 $27,501,934                     3.1%
Mixed Use                                    9                 $19,437,067                     2.2%
Land Subject to Ground Lease                 3                  $8,690,788                     1.0%
Other                                        1                  $4,073,620                     0.5%
--------------------------------------------------------------------------------------------------------------
TOTAL                                       211               $888,269,752                   100.0%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                             MORTGAGE LOANS BY STATE
                             -----------------------

                                      NUMBER OF          AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
            STATE                    PROPERTIES                 BALANCE                  POOL BALANCE
--------------------------------------------------------------------------------------------------------------
California (Northern)                    33                   $182,266,272                    20.5%
California (Southern)                    42                   $124,084,597                    14.0%
Texas                                    31                    $88,774,156                    10.0%
North Carolina                           4                     $80,918,917                     9.1%
New York                                 14                    $64,291,251                     7.2%
Florida                                  17                    $52,689,302                     5.9%
28 Other States                          70                   $295,245,256                    33.2%
--------------------------------------------------------------------------------------------------------------
TOTAL                                   211                   $888,269,752                   100.0%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                 RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
                 ----------------------------------------------


          RANGE OF                                       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     MORTGAGE RATES (1)            NUMBER OF LOANS              BALANCE                  POOL BALANCE
--------------------------------------------------------------------------------------------------------------
     6.1500% to 6.2500%                  1                      $3,155,764                     0.4%
     6.5001% to 6.7500%                  1                      $2,958,882                     0.3%
     6.7501% to 7.0000%                  3                      $5,981,900                     0.7%
     7.0001% to 7.2500%                  7                     $18,552,993                     2.1%
     7.2501% to 7.5000%                  20                   $117,626,681                    13.2%
     7.5001% to 7.7500%                  19                   $121,558,752                    13.7%
     7.7501% to 8.0000%                  37                   $204,707,847                    23.0%
     8.0001% to 8.5000%                  73                   $325,375,024                    36.6%
     8.5001% to 9.0000%                  17                    $75,041,339                     8.4%
     9.0001% to 9.4550%                  3                     $13,310,568                     1.5%
--------------------------------------------------------------------------------------------------------------
TOTAL                                   181                   $888,269,752                   100.0%
============================== ======================== ========================= ===========================


                         (1) WEIGHTED AVERAGE - 7.9581%
--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              14
MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                         RANGE OF CUT-OFF DATE BALANCES
                         ------------------------------

              RANGE OF                                            AGGREGATE
            CUT-OFF DATE                NUMBER OF LOANS      CUT-OFF DATE BALANCE    PERCENTAGE OF INITIAL
            BALANCES (1)                                                                  POOL BALANCE
$888,571 to $999,999                           6                  $5,633,023                    0.6%
$1,000,000 to $1,999,999                      48                 $76,626,416                    8.6%
$2,000,000 to $3,999,999                      66                $191,192,741                   21.5%
$4,000,000 to $5,999,999                      29                $140,789,245                   15.8%
$6,000,000 to $7,999,999                      12                 $80,040,920                    9.0%
$8,000,000 to $9,999,999                       3                 $25,754,407                    2.9%
$10,000,000 to $11,999,999                     4                 $41,442,203                    4.7%
$12,000,000 to $13,999,999                     2                 $27,659,993                    3.1%
$14,000,000 to $15,999,999                     1                 $15,722,584                    1.8%
$16,000,000 to $17,999,999                     2                 $33,000,000                    3.7%
$18,000,000 to $19,999,999                     2                 $38,451,881                    4.3%
$20,000,000 to $24,999,999                     3                 $61,808,104                    7.0%
$27,000,000 to $58,500,000                     3                $150,148,233                   16.9%
-------------------------------------------------------------------------------------------------------------
               TOTAL                          181               $888,269,752                  100.0%
-------------------------------------------------------------------------------------------------------------

                              (1) AVERAGE - $4,907,568.



-------------------------------------------------------------------------------------------------------------
                RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
                ------------------------------------------------------------

          RANGE OF                                        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
          DSCRS (1)                NUMBER OF LOANS               BALANCE                 POOL BALANCE

       1.15x to 1.19x                     3                      $9,942,577                    1.1%
       1.20x to 1.24x                     4                     $11,533,493                    1.3%
       1.25x to 1.29x                    23                     $90,541,323                   10.2%
       1.30x to 1.34x                    19                     $67,402,186                    7.6%
       1.35x to 1.39x                    12                     $32,413,883                    3.6%
       1.40x to 1.44x                    21                    $112,579,939                   12.7%
       1.45x to 1.49x                    14                     $55,791,015                    6.3%
       1.50x to 1.59x                    25                    $134,716,778                   15.2%
       1.60x to 1.69x                    20                    $147,476,503                   16.6%
       1.70x to 1.79x                    15                    $125,362,794                   14.1%
       1.80x to 1.89x                     3                     $10,401,932                    1.2%
       1.90x to 1.99x                     4                     $27,639,589                    3.1%
       2.00x to 2.49x                    10                     $45,481,303                    5.1%
       2.50x to 2.99x                     4                      $9,907,563                    1.1%
       3.00x to 6.48x                     4                      $7,078,874                    0.8%
-------------------------------------------------------------------------------------------------------------
            TOTAL                        181                   $888,269,752                  100.0%
============================== ========================= ========================= ==========================

                          (1) WEIGHTED AVERAGE - 1.59X.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              15
MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


-------------------------------------------------------------------------------------------------------------
                   RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE
                   ------------------------------------------

          RANGE OF                                        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS (1)              NUMBER OF LOANS               BALANCE                 POOL BALANCE
      10.89% to 30.00%                    2                      $3,414,157                    0.4%
      30.01% to 40.00%                   15                     $43,312,924                    4.9%
      40.01% to 45.00%                    6                     $13,766,921                    1.5%
      45.01% to 50.00%                   13                    $148,088,071                   16.7%
      50.01% to 55.00%                   14                     $73,521,773                    8.3%
      55.01% to 60.00%                   26                    $142,582,137                   16.1%
      60.01% to 65.00%                   31                    $140,452,214                   15.8%
      65.01% to 70.00%                   35                    $119,936,339                   13.5%
      70.01% to 75.00%                   32                    $178,179,201                   20.1%
      75.01% to 79.11%                    7                     $25,016,015                    2.8%
-------------------------------------------------------------------------------------------------------------
            TOTAL                        181                    888,269,752                  100.0%
-------------------------------------------------------------------------------------------------------------

                          (1) WEIGHTED AVERAGE - 59.9%.


-------------------------------------------------------------------------------------------------------------
         RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY/ARD DATES
         --------------------------------------------------------------

      RANGE OF MATURITY                                 AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
       LTV RATIOS (1)             NUMBER OF LOANS               BALANCE                  POOL BALANCE
       0.00% to 10.00%                  24                     $73,440,404                     8.3%
      10.01% to 20.00%                   1                      $2,216,031                     0.2%
      20.01% to 30.00%                   5                     $12,564,490                     1.4%
      30.01% to 35.00%                  15                     $48,957,315                     5.5%
      35.01% to 40.00%                   6                     $17,039,911                     1.9%
      40.01% to 45.00%                  11                    $127,454,806                    14.3%
      45.01% to 50.00%                  18                     $77,760,197                     8.8%
      50.01% to 55.00%                  29                    $162,356,040                    18.3%
      55.01% to 60.00%                  30                    $169,580,222                    19.1%
      60.01% to 65.00%                  22                    $125,549,343                    14.1%
      65.01% to 70.00%                  19                     $69,056,876                     7.8%
      70.01% to 71.32%                   1                      $2,294,116                     0.3%
-------------------------------------------------------------------------------------------------------------
            TOTAL                       181                   $888,269,752                   100.0%
-------------------------------------------------------------------------------------------------------------
                          (1) WEIGHTED AVERAGE - 48.3%.

-------------------------------------------------------------------------------------------------------------
                       RANGE OF REMAINING TERMS IN MONTHS*
                       -----------------------------------

  RANGE OF REMAINING TERMS                              AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
         (MOS.) (1)               NUMBER OF LOANS               BALANCE                  POOL BALANCE
          56 to 70                       4                     $80,671,510                     9.1%
          71 to 100                      3                     $15,829,597                     1.8%
         101 to 120                     147                   $693,793,086                    78.1%
         121 to 140                      1                     $19,182,572                     2.2%
         161 to 180                     24                     $75,080,852                     8.5%
         181 to 237                      2                      $3,712,134                     0.4%
-------------------------------------------------------------------------------------------------------------
            TOTAL                       181                   $888,269,752                   100.0%
-------------------------------------------------------------------------------------------------------------

* Calculated with respect to the Anticipated Repayment Date for the ARD Loan.

                       (1) WEIGHTED AVERAGE - 115 MONTHS.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              16
 TEN LARGEST MORTGAGE LOANS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED AVERAGES
                                                      PERCENTAGE              STATED       REMAINING             CUT-OFF
                                        AGGREGATE     OF INITIAL             REMAINING       AMORT.             DATE LTV
                                      CUT-OFF DATE  POOL BALANCE   MORTGAGE   TERMS       TERM (MOS.)             RATIO    MATURITY
               LOAN NAME                 BALANCE                    RATE      (MOS.)                     DSCR                LTV
650 Townsend Center                    $58,500,000      6.59%       7.8500%     120            360       1.75     47.56%     43.76%
First Union Capitol Center             $47,000,000      5.29%       7.6960%     56             356       1.61     59.27%     58.32%
Private Mini Storage Portfolio         $44,648,233      5.03%       8.1700%     115            295       1.42     72.56%     60.38%
Holiday Inn-Mission Bay                $21,633,104      2.44%       7.4000%     101            281       1.70     61.81%     51.15%
Entertainment Properties Trust         $20,175,000      2.27%       8.1800%     60             300       1.93     49.69%     46.30%
The Mercer Hotel                       $20,000,000      2.25%       8.5800%     120            300       2.12     48.19%     40.37%
Seattle Gift & Design Centers          $19,961,344      2.25%       8.1700%     116            356       1.69     56.05%     50.44%
International Airport Center           $19,269,309      2.17%       7.9800%     117            357       1.27     71.63%     64.14%
Orchard Business Centre                $19,182,572      2.16%       7.6140%     131            299       1.68     54.81%     43.19%
Circuit City Corporate Headquarters    $17,000,000      1.91%       8.1000%     120            360       1.53     54.84%     49.15%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGES               $287,369,562     32.35%      7.9446%      103            330       1.66X    57.74%     51.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              17
LOAN NO. 310900043  - 650 TOWNSEND CENTER
-----------------------------------------


OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 612,848 square foot office building located in San Francisco, California. The loan was originated by Wells Fargo Bank, National Association on January 13, 2000.


--------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:          $58,500,000        PROPERTY TYPE:                       Urban Office
GROSS MORTGAGE RATE:           7.8500%            LOCATION:                            San Francisco, CA
INTEREST ACCRUAL METHOD:       Actual/360         YEAR BUILT/RENOVATED:                1998
FIRST PAYMENT DATE:            3/1/2000           SQUARE FEET                          612,848
MATURITY DATE:                 2/1/2010           CUT-OFF DATE BALANCE/SQ.FT.          $95.46
ORIGINAL AMORTIZATION:         360
ANNUAL DEBT SERVICE:           $5,077,811         OCCUPANCY:                           98.2%
LOCKOUT END DATE:              11/30/2009         OCCUPANCY DATE:                      10/13/1999
CALL PROTECTION                Defeasance
CALL PROTECTION END DATE:      11/30/2009         APPRAISED VALUE:                     $123,000,000
ESCROWS                                           CUT-OFF DATE LTV:                    47.6%

    REAL ESTATE TAXES:         Yes                BALLOON LTV:                         43.8%
    INSURANCE:                 Yes
    REPLACEMENT RESERVES:      Springing          UNDERWRITTEN CASH FLOW:              $8,887,940
                                                  DSCR:                                1.75x
--------------------------------------------------------------------------------------------------------------


THE PROPERTY

     The property is a six-story office building located at the corner of Townsend and 8th Street in the San Francisco South of Market (SOMA)/Multimedia Gulch office district. The building was constructed in 1989 and substantially renovated in 1998. The building is the 10th largest office building in San Francisco and offers one of the largest floor plates in that market. The SOMA/Multimedia Gulch office district contains many high-tech and Internet related companies and a variety of other technology firms. Major tenants at the property include Sega (160,977 square feet) under a lease expiring December 2009, Ziff-Davis (139,947 square feet) under a lease expiring September 2005, Macromedia (74,140 square feet) under a lease expiring December 2004 and Linuxcare (41,769 square feet) under a lease expiring January 2005.

THE BORROWER

     The borrower is Zoro LLC, a California limited liability company, with Bernard Osher, Irving Rabin and Martin Zankel as managers and principals of members of the borrower, Realstein, Inc., a California corporation, as a member and Robert Friend as a principal of a member of the borrower. The borrower and Realstein, Inc. are single purpose entities whose organization documents do not permit them to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgaged loan. Additionally, Realstein, Inc.'s organizational documents require an independent director and the unanimous vote of directors of Realstein, Inc. in connection with the filing of a petition of bankruptcy related to the borrower or Realstein, Inc. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              18
MANAGEMENT

     The property is managed by Kennedy-Wilson Properties, Inc. which is unaffiliated with the borrower.

ESCROWS

     The loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. If the borrower fails to maintain the property in accordance with the loan documents, the loan documents require the borrower to fund an escrow to provide for future capital expenditures. In addition, if certain tenants notify the borrower of their intent not to exercise their renewal option, the borrower is required to obtain a letter of credit for the benefit of the lender or deposit cash with the lender in an amount equal to $22.50 per square foot of vacated property to cover the rollover costs of such tenant.

ADDITIONAL DEBT/TRANSFERS

     The mortgage loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or, except as described below, any transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender. The mortgage loan documents permit transfers of interest in the borrower provided that certain conditions are satisfied, including among other conditions, that certain principals continue to own at least 50% of their original ownership interest in the borrower, at least one of such principals continues to control the management of the borrower and the lender receives confirmation from DCR and Fitch that the transfer would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates.

     See Loan No. 310900043 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              19
LOAN NO. 310900024 FIRST UNION CAPITOL CENTER

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 544,482 square foot high-rise office building located in Raleigh, North Carolina. The loan was originated by Wells Fargo Bank, National Association on September 27, 1999.


--------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $47,000,000         PROPERTY TYPE:                        Urban Office
GROSS MORTGAGE RATE:              7.6960%             LOCATION:                             Raleigh, NC
INTEREST ACCRUAL METHOD:          Actual/360          YEAR BUILT/RENOVATED:                 1991
FIRST PAYMENT DATE:               11/1/1999           SQUARE FEET                           544,482
MATURITY DATE:                    10/1/2004           CUT-OFF DATE BALANCE/SQ.FT.           $86.32
ORIGINAL AMORTIZATION:            360
ANNUAL DEBT SERVICE:              $4,019,539          OCCUPANCY:                            92.0%
LOCKOUT END DATE:                 7/31/2004           OCCUPANCY DATE:                       9/20/1999
CALL PROTECTION                   Defeasance
CALL PROTECTION END DATE:         7/31/2004           APPRAISED VALUE:                      $79,300,000
ESCROWS                                               CUT-OFF DATE LTV:                     59.3%
    REAL ESTATE TAXES:            Yes                 BALLOON LTV:                          58.3%
    INSURANCE:                    No
    REPLACEMENT RESERVES:         Yes                 UNDERWRITTEN CASH FLOW:               $6,467,686
                                                      DSCR:                                 1.61x
--------------------------------------------------------------------------------------------------------------

THE PROPERTY

     The property is a 29-story office building located at the 150 Fayetteville Street Mall in downtown Raleigh, North Carolina. The Fayetteville Street Mall contains a pedestrian walkway and is buttressed by the historical State Capitol Building and the Raleigh Convention Center with the Wake County Courthouse in between. The First Union Capitol Center offers panoramic views and some of the largest floor plates in the market. Major tenants include First Union National Bank (157,469 square feet) under leases expiring between June 2002 and June 2024; Smith, Anderson, et al (55,698 square feet) under a lease expiring September 2011; and Womble, Carlyle (34,754 square feet) under a lease expiring April 2003. Smith, Anderson et al is permitted to terminate their lease upon 180 days notice if the tenant dissolves or ceases to operate as a law firm. Upon any such termination, the tenant is obligated to pay one year of rent and unamortized tenant improvements in excess of $15 per square foot.

THE BORROWER

     The borrower is Capitol Center Acquisition LLC, a Delaware limited liability company, with G&I II Investment Capitol Center LLC as the managing member and DRA Growth and Income Fund II, LLC as the non-managing member. The managing member of G&I II Investment Capitol Center LLC is G&I Investment Capitol Center Corp. Both the borrower and its managing member are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or ownership interest in the borrower, as the case may be, or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the managing member's organizational documents require an independent director and the unanimous vote of directors of the managing member of the borrower in connection with the filing of a petition in bankruptcy related to the borrower, its managing member or G&I Investment Capitol Center Corp. The lender received an opinion from borrower's counsel that, among other things, the assets of the

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              20

borrower would not be consolidated with the assets of any partner considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

MANAGEMENT

     The property is managed by Spectrum Properties Management Company, a North Carolina corporation, which is unaffiliated with the borrower.

ESCROWS

     The loan documents require the borrower to fund the following monthly escrow deposits: (a) an amount sufficient to pay real estate taxes when due; (b) $14,323 for future capital expenditures; and (c) $60,644 to cover any expenses associated with re-leasing the property in the future. In addition, the borrower funded $500,000 at the closing of the loan to offset future re-leasing expenses.

AMORTIZATION

     The mortgage loan requires monthly payments of interest only for the first three years after origination and thereafter amortizes on a 30 year schedule until its maturity date on 10/01/2004 when all outstanding principal, together with accrued and unpaid interest is due.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or, except as described below, any transfer of an interest in the borrower or
(ii) any additional encumbrance of the property, in each case without the prior written consent of the lender. The loan documents permit transfers of interest in the borrower to affiliates of the borrower and transfers up to an aggregate of 49% of the original ownership interests in the borrower provided that certain conditions are satisfied, including among other conditions, that the proposed transfer will not result in a change of control or management of the borrower and the lender receives confirmation from DCR and Fitch that the transfer would not result in a downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates.

     See Loan No. 310900024 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              21
LOAN NO. 310851624 PRIVATE MINI STORAGE

OVERVIEW

     This mortgage loan is secured by thirteen first mortgages on the borrower's fee interests in twelve self-storage facilities and one RV park. All of the mortgages are cross-collateralized and cross-defaulted. Nine properties are located in Texas and the remaining four are located in Florida. The twelve self-storage facilities include 8,088 units totaling 942,166 square feet, excluding outside parking and carport space which accounts for an additional 191,125 square feet. The RV park includes 115 pads. The mortgage loan was originated by Wells Fargo Bank, National Association on August 24, 1999. The information in the box immediately below is presented on a combined basis for all 13 properties.


--------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $44,648,233          PROPERTY TYPE:                       Self-Storage
GROSS MORTGAGE RATE:             8.1700%              LOCATION:                            Various, TX/FL
INTEREST ACCRUAL METHOD:         Actual/360           YEAR BUILT/RENOVATED:                See below
FIRST PAYMENT DATE:              10/1/1999            NO. OF UNITS                         8,088
MATURITY DATE:                   9/1/2009             CUT-OFF DATE BALANCE/UNIT            5,520.31
ORIGINAL AMORTIZATION:           300
ANNUAL DEBT SERVICE:             $4,214,706           W/A OCCUPANCY:                       83.0%
LOCKOUT END DATE:                6/30/2009
CALL PROTECTION                  Defeasance
CALL PROTECTION END DATE:        6/30/2009            APPRAISED VALUE:                     $61,530,000
ESCROWS                                               CUT-OFF DATE LTV:                    72.6%
    REAL ESTATE TAXES:           Yes                  BALLOON LTV:                         60.4%
    INSURANCE:                   No
    REPLACEMENT RESERVES:        Yes                  UNDERWRITTEN CASH FLOW:              $5,981,276
                                                      DSCR:                                1.42x
--------------------------------------------------------------------------------------------------------------------


THE PROPERTIES


 LOAN NO.                   PROPERTY NAME                      LOCATION         PROPERTY TYPE      NUMBER OF UNITS     SQUARE FEET
 --------                   -------------                      --------         -------------      ---------------     -----------
310851624A         Private Mini Storage La Marque             La Marque, TX     Self-Storage            589              87,600
310851624B         Private Mini Storage Katy                   Houston, TX      Self-Storage            676              67,502
310851624C         Private Mini Storage League City          League City, TX    Self-Storage           1,017            145,374
310851624D         Private Mini Storage Eastlake               Oldsmar, FL      Self-Storage            571              68,383
310851624E         Private Mini Storage Florida Avenue          Tampa, FL       Self-Storage            666              60,952
310851624F         Private Mini Storage Cutten                 Houston, TX      Self-Storage            583              67,317
310851624G         Private Mini Storage Fountainview           Houston, TX      Self-Storage            718              92,461
310851624H         Private Mini Storage Clearlake              Webster, TX      Self-Storage            641              69,352
310851624I         Private Mini Storage Voss                   Houston, TX      Self-Storage            542              53,587
310851624J         Private Mini Storage Palm Harbor          Palm Harbor, FL    Self-Storage            651              62,952
310851624K         Private Mini Storage Jacksonville        Jacksonville, FL    Self-Storage            539              63,537
310851624L         Private Mini Storage Westbelt               Houston, TX      Self-Storage            780             103,149
310851624M         Private Mini Storage Westbelt RV            Houston. TX        RV Park               115               N/A
TOTAL                                                                                                  8,088            942,166

     Private Mini Storage - La Marque consists of seven single-story warehouse storage buildings and one single-story office/manager's residence situated on two parcels of land comprising 9.1 acres. The improvements were developed in 1989 and include 589 self-storage units and 102 outside parking/carport spaces, 58 of which are covered. The storage buildings contain 278 climate-controlled units, 223 non climate-controlled units, 7 office/warehouse units, 57 indoor boat storage units

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              22

and 24 indoor RV storage units. The property was 77.3% occupied as of September 30, 1999.

     Private Mini Storage - Katy consists of three two-story warehouse storage buildings and one rental office/manager's residence situated on 2.1 acres. The improvements were developed in 1989 and include 676 self-storage units; 407 of the storage units are climate-controlled. The property was 96.0% occupied as of September 30, 1999.

     Private Mini Storage - League City consists of nine single-story warehouse storage buildings and one RV park office situated on three parcels of land comprising 20.1 acres. The improvements were developed in 1992 and include 766 self-storage units and 251 outside parking/carport spaces. The storage buildings include 273 climate-controlled units, 305 non-climate-controlled units, 18 office/warehouse units, 115 indoor boat storage units and 55 indoor RV storage units. The property was 78.4% occupied as of September 30, 1999.

     Private Mini Storage - Eastlake consists of seven single-story self-storage buildings, a single-story office/apartment building and 17 enclosed RV/boat storage spaces situated on 4.8 acres. The improvements were developed in 1991 and include 571 self-storage units; 249 of the storage units are climate-controlled. The property was 88.8% occupied as of September 30, 1999.

     Private Mini Storage - Florida Avenue consists of one single-story storage building, one three-story storage building and one two-story rental office/manager's residence situated on 2.0 acres. The improvements were developed in 1990 and include 666 self-storage units; 401 of the storage units are climate-controlled. The property was 76.8% occupied as of September 30, 1999.

     Private Mini Storage - Cutten consists of three two-story climate-controlled self-storage buildings, a single-story rental office/manager's residence and two RV/boat storage buildings situated on 3.0 acres. The improvements were developed in 1992 and include 332 climate-controlled units, 219 non-climate-controlled units, 8 office/warehouse units and 24 RV/boat storage units. The property was 91.3% occupied as of September 30, 1999.

     Private Mini Storage - Fountainview consists of one two-story self-storage building, four single-story self-storage warehouse buildings, three RV/boat storage buildings and a single-story office/manager's residence situated on 4.8 acres. The improvements were developed in 1992 and include 270 climate-controlled units, 428 non-climate-controlled units and 20 outside parking/carport spaces. The property was 83.8% occupied as of September 30, 1999.

     Private Mini Storage - Clearlake consists of five single-story and one two-story self-storage buildings, eight outside RV/boat storage spaces and a property manager's apartment situated on 3.5 acres. The improvements were developed in 1990 and include 641 storage units, of which 359 are climate-controlled. The property was 86.5% occupied as of September 30, 1999.

     Private Mini Storage - Voss consists of two two-to-three-story self-storage buildings and a single-story office/manager's residence building situated on 1.5 acres. The improvements were developed in 1989 and include 542 units, of which 436 are climate-controlled. The property was 90.5% occupied as of June 30, 1999.

     Private Mini Storage - Palm Harbor consists of one single-story storage building, one two-story storage building, one three-story storage building and a single-story office/manager's residence building situated on 2.2 acres. The improvements were developed in 1991 and include 651 storage units, of which 432 are climate-controlled. The property was 92.3% occupied as of September 30, 1999.

     Private Mini Storage - Jacksonville consists of six one-to-two-story storage buildings, an office building and two

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              23

covered parking structures situated on 5.2 acres. The improvements were developed in 1991 and include 260 climate-controlled storage units, 265 non-climate-controlled units and 32 covered parking spaces. The property was 84.1% occupied as of September 30, 1999.

     Private Mini Storage - Westbelt consists of four single-story storage buildings, one two-story storage building, four RV/boat storage buildings and one rental office/manager's residence situated on 7.8 acres. The improvements were developed in 1992 with 646 self-storage units including 302 climate-controlled units, 15 office units, 85 RV/boat storage units, and 244 non-climate-controlled units. Additionally, there are 134 outdoor RV/boat storage spaces, of which 96 are covered. The property was 84.5% leased as of September 30, 1999.

     Private Mini Storage - Westbelt RV is a 115-pad recreational vehicle park known as an All-Star RV Resort situated on 8 acres. The property was developed in 1992 with an additional 25 pads added in 1999. Each pad site is equipped with electrical, water, phone, cable television and sewer hookups for overnight camping. There are also two single-story buildings containing office/laundry/bathroom facilities, and clubhouse/exercise/bathroom facilities. The property was 94.3% leased as of March 31, 1999.

THE BORROWER

     The borrower is PM Partners, L.P., a Texas limited partnership that is 99.5% owned by Private Mini Storage Realty L.P., as sole limited partner, and 0.5% owned by Mini Partners, Inc., the sole general partner. The borrower is partially and indirectly owned by U-Haul International and its parent, Amerco. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged properties, nor have any assets other than the mortgaged properties or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require an independent director and the unanimous vote of directors of the general partner and the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

MANAGEMENT

     The mortgaged properties are managed by Private Mini Storage Inc., an affiliate of the borrower.

ESCROWS

     The mortgage loan documents require the borrower to fund escrow deposits for future capital expenditures.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender.

     See Loan No. 310851624 (A - M) in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              24
LOAN NO. 9905426  - HOLIDAY INN - MISSION BAY

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee and leasehold interest in a 316-room Holiday Inn hotel located in San Diego, California, featuring a full service, free standing restaurant and a pool/spa. The loan was originated on June 26, 1998 and acquired by Morgan Stanley Mortgage Capital Inc. in June of 1999.


---------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $21,633,104        PROPERTY TYPE:                 Full Service Hospitality
GROSS MORTGAGE RATE:               7.4000%            LOCATION:                      San Diego, CA
INTEREST ACCRUAL METHOD:           Actual/360         YEAR BUILT/RENOVATED:          1997
FIRST PAYMENT DATE:                8/1/1998           NO. OF UNITS                   316
MATURITY DATE:                     7/1/2008           CUT-OFF DATE BALANCE/UNIT      $68,459.19
ORIGINAL AMORTIZATION:             300
ANNUAL DEBT SERVICE:               $1,942,587         OCCUPANCY:                     78.7%
LOCKOUT END DATE:                  3/31/2008          OCCUPANCY DATE:                7/31/1999
CALL PROTECTION                    Defeasance
CALL PROTECTION END DATE:          3/31/2008          APPRAISED VALUE:               $35,000,000
ESCROWS                                               CUT-OFF DATE LTV:              61.8%
    REAL ESTATE TAXES:             Yes                BALLOON LTV:                   51.2%
    INSURANCE:                     No
    REPLACEMENT RESERVES:          Yes                UNDERWRITTEN CASH FLOW:        $3,305,962
                                                      DSCR:                          1.70x
---------------------------------------------------------------------------------------------------------------


THE PROPERTY

     The property is a 316-room Holiday Inn hotel consisting of eight wood frame and stucco buildings. The property features a 6,498 square foot full service restaurant in a free standing building, operating on a lease with Bakers Square. In addition, the property has a meeting room and a pool/spa. The property is located near the San Diego Convention Center, Sea World, the San Diego Sports Arena, Balboa Park, the San Diego Zoo, and Old Town San Diego.

     The property was constructed in two phases (1982 and 1987). The borrower purchased the property in phases between 1995 and 1997, and, during these two years, performed an extensive property renovation. The renovation included the conversion of 192 rooms into suites. This work included all new insulation, bathroom fixtures, flooring, furniture, and case goods. The exterior was restuccoed, repainted, and re-roofed.

     The property is divided into eight parcels, of which one approximately 0.60-acre parcel is encumbered by an unsubordinated ground lease expiring on March 15, 2035. 42 of the property's 316 rooms are located on such parcel. The fee owner includes, MTB, LLC, the borrower (50%), and Palmer Hughes, unaffiliated to the borrower (50%), as tenants in common. The ground lessee ("Lease 1") is Midway Group, which pays current annual ground rent of $69,194. Midway Group subleases the parcel to Sarika Group ("Lease 2"), an entity related to the borrower, for current annual ground rent of $181,187. Sarkia Group sub-subleases the parcel to MTB, LLC ("Lease 3") for a current annual ground rent of $204,096, with a CPI-based increase every three years. Lease 1 provides notice to the lender of default, but does not provide to the lender an opportunity to cure any default thereunder; however, a 50% interest in the fee estate of the 0.60-acre parcel is security for this loan. Additionally, Lease 2 and Lease 3 provide the lender with notice of default, an opportunity to cure and the right to a new lease on the same terms.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              25
THE BORROWER

     The borrower is MTB, LLC, a California limited liability company with MTB Management LLC as its manager. The members of the borrower are B.U. Patel and his son Mayur Patel. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any other affiliate (including Sarika Corporation, B.U. Patel or Mayur Patel) in the event of a bankruptcy or insolvency of such parties.

MANAGEMENT

     The property is managed by Tarsadia Hotels, a California corporation, which is affiliated with the borrower.

ESCROWS

     The borrower deposited $312,000 in a FF&E escrow at closing. The mortgage loan documents require the borrower to make $26,000 monthly contributions to the FF&E escrow if the balance falls below $312,000.

     The lender also holds a $50,000 (original balance) interest accruing escrow to ensure monthly equipment lease payments of $22,735.07. There are six separate leases, five of which will be paid in full during 2000, and one of which extends thorough July 2001.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender, except as described below.

     The loan documents permit equipment lease financing for certain items used on the premises, including the telephone system, furniture, televisions, carpeting, wallcovering, artwork and millwork. The last equipment lease is scheduled to be paid off in July 2001.

     The mortgage loan documents permit the borrower the right to two transfers of the mortgaged property upon payment of a transfer fee equal to 1% of the outstanding principal balance of the mortgage loan and compliance with other conditions specified in the loan documents.

     See Loan No. 9905426 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              26
LOAN NO. 26287 - ENTERTAINMENT PROPERTIES TRUST

OVERVIEW

     This mortgage loan consists of 3 properties, each of which is secured by a first mortgage on the borrower's fee or leasehold interest in a megaplex theater situated in North Carolina, Idaho, and Florida. The mortgages are cross-collateralized and cross-defaulted. The mortgage loan was originated by Bear, Stearns Funding, Inc. on January 11, 2000. The information in the box immediately below is presented on a combined basis.


-----------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $20,175,000    PROPERTY TYPE:                      Retail - Theatre
GROSS MORTGAGE RATE:              8.1800%        LOCATION:                           Various, NC/ID/FL
INTEREST ACCRUAL METHOD:          Actual/360     YEAR BUILT/RENOVATED:               1997,1998
FIRST PAYMENT DATE:               3/1/2000       SQUARE FEET                         265,750
MATURITY DATE:                    2/1/2005       CUT-OFF DATE BALANCE/SQ.FT.         $75.92
ORIGINAL AMORTIZATION:            300
ANNUAL DEBT SERVICE:              $1,897,527     OCCUPANCY:                          100.0%
LOCKOUT END DATE:                 1/31/2005      OCCUPANCY DATE:                     12/24/1999
CALL PROTECTION                   Defeasance
CALL PROTECTION END DATE:         1/31/2005      APPRAISED VALUE:                    $40,600,000
ESCROWS                                          CUT-OFF DATE LTV:                   49.7%
    REAL ESTATE TAXES:            No             BALLOON LTV:                        46.3%
    INSURANCE:                    No
    REPLACEMENT RESERVES:         Yes            UNDERWRITTEN CASH FLOW:             $3,655,177
                                                 DSCR:                               1.93x
-----------------------------------------------------------------------------------------------------------


THE PROPERTIES


LOAN NO.    PROPERTY NAME             LOCATION            PROPERTY TYPE            SQ. FT.       SCREENS
--------    -------------             --------            -------------            -------       -------
 26287A     Raleigh Grand 16          Raleigh, NC             Theater               51,450         16

 26287B     Boise Stadium 21           Boise, ID              Theater              140,300         21

 26287C     Muvico Pompano 18       Pompano Beach, FL         Theater               74,000         18

 TOTAL                                                                             265,750         55


     Raleigh Grand 16 is a 51,450 square foot, 16-screen two-story megaplex theater. The property, which was constructed in 1998, seats 2,596 and includes stadium seating throughout. Raleigh Grand 16 is 100% leased to Raleigh 16, LLC (whose obligations are guaranteed by Consolidated Theaters) under a lease expiring May 2022.

     Boise Stadium 21 is a 140,300 square foot, 21-screen two-story megaplex theater. The property, which was constructed in late 1997, seats 4,734 and includes stadium seating throughout. The theater is part of the Boise Spectrum entertainment/retail complex. Boise Stadium 21 is 100% leased to Edwards Theatres under a lease expiring December 2018. The property is secured by the borrower's interest as a tenant under a ground lease that expires (including options) on November 30, 2047.

     Muvico Pompano 18 is a 74,000 square foot, 18-screen two-story megaplex theater. The property, which was

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              27

constructed in 1998, seats 3,484 and includes stadium seating throughout. Muvico Pompano 18 is 100% leased to Muvico Theaters under a lease expiring August 2019.

THE BORROWER

     The borrower is 3 Theaters, Inc., is a wholly owned subsidiary of Entertainment Properties Trust, a Maryland real estate investment trust. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged properties, nor have any assets other than the mortgaged properties or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require an independent director and the unanimous vote of directors of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

MANAGEMENT

     The properties are managed by the borrower.

ESCROWS

     If the borrower fails to provide to the lender satisfactory evidence of payment of real estate taxes and property insurance premiums (and in the case of the Boise Stadium 21 property, ground rents) in accordance with the loan documents, the mortgage loan documents require the borrower to fund escrows for such items. If the properties are not maintained in accordance with the loan documents, the mortgage loan documents require the borrower to fund an additional escrow for future capital expenditures.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of more than 49% of the shares in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender, except as described below.

     The borrower has the right to transfer simultaneously all three properties subject to the mortgages upon the payment of a 1% assumption fee, confirmation from DCR and Fitch that the transfer would not result in a downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates and satisfaction of other conditions specified in the mortgage loan documents.

     See Loan No. 26287 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              28
LOAN NO. 27657 - THE MERCER HOTEL

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee interest in the Mercer Hotel, a hotel situated in the SoHo area of Manhattan, New York City, New York. The loan was originated by Bear, Stearns Funding, Inc. on January 7, 2000.


--------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $20,000,000       PROPERTY TYPE:                     Boutique Hospitality
GROSS MORTGAGE RATE:               8.5800%           LOCATION:                          New York, NY
INTEREST ACCRUAL METHOD:           Actual/360        YEAR BUILT/RENOVATED:              1997
FIRST PAYMENT DATE:                3/1/2000          NO. OF ROOMS                       75
MATURITY DATE:                     2/1/2010          CUT-OFF DATE BALANCE/ROOM:         $266,666.67
ORIGINAL AMORTIZATION:             300
ANNUAL DEBT SERVICE:               $1,945,501        OCCUPANCY:                         88.0%
LOCKOUT END DATE:                  10/31/2009        OCCUPANCY DATE:                    9/30/1999
CALL PROTECTION                    Defeasance
CALL PROTECTION END DATE:          10/31/2009        APPRAISED VALUE:                   $41,500,000
ESCROWS                                              CUT-OFF DATE LTV:                  48.2%
    REAL ESTATE TAXES:             Yes               BALLOON LTV:                       40.4%
    INSURANCE:                     Yes
    REPLACEMENT RESERVES:          Yes               UNDERWRITTEN CASH FLOW:            $4,123,121
                                                     DSCR:                              2.12x
--------------------------------------------------------------------------------------------------------------

THE PROPERTY

     The Mercer Hotel is a six-story Romanesque-style building originally developed in 1888 as a commercial building and fully renovated and converted to hotel use in 1994; the building was designated as an historical landmark by New York City in 1973. The property is comprised of 75 guest rooms, ranging from 210 to 620 square feet. In addition, the property has retail space currently occupied by two tenants, J. Crew and the Mercer Kitchen restaurant. The property is situated in the SoHo section of lower Manhattan, at the northwest corner of Prince and Mercer Streets. For the trailing twelve months ending September 1999, the property operated at 88.0% occupancy at an average daily rate of $423.28.

THE BORROWER

     The borrower is The Mercer I, LLC, a Delaware limited liability company with Mercer Management, LLC and BDL Prince, LLC as managing members. Mercer Management, LLC is wholly owned by Andre Balazs and his wife, Katie Ford Balazs; the ownership of BDL Prince is more widely distributed. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any party having an ownership interest in the borrower in the event of a bankruptcy or insolvency of such party.

MANAGEMENT

     The hotel is managed by an individual, Klaus Ortlieb, who is affiliated with the borrower.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              29
ESCROWS

     The loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and property insurance premiums when due. The loan documents also require the borrower to fund an escrow reserve for capital expenditure in an amount equal to the lesser of (a) 5% of total hotel revenues or (b) $250,000 (but in no event less than the amount required to be funded into the escrow account during the first year after origination of the loan); provided that the unused balance of such escrow reserve shall never be required to exceed $1,250,000.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any unauthorized transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender.

     See Loan No. 27657 in Annex A.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              30
LOAN NO. 26511 - SEATTLE DESIGN CENTER

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 362,438 square foot full service design center facility located in Seattle, WA. The mortgage loan is cross-collateralized and cross-defaulted with Loan No. 27018 - Seattle Gift Center. On a combined basis, the overall debt service coverage ratio is 1.69x and the overall loan to value ratio is 56.05%. The mortgage loan was originated by Bear, Stearns Funding, Inc. on September 2, 1999. The information in the box immediately below is presented for the Seattle Design Center mortgage loan only.


--------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $13,748,376          PROPERTY TYPE:                   Urban Office
GROSS MORTGAGE RATE:            8.1700%              LOCATION:                        Seattle, WA
INTEREST ACCRUAL METHOD:        Actual/360           YEAR BUILT/RENOVATED:            1983
FIRST PAYMENT DATE:             11/1/1999            SQUARE FEET                      362,438
MATURITY DATE:                  10/1/2009            CUT-OFF DATE BALANCE/SQ.FT.      $37.93
ORIGINAL AMORTIZATION:          360
ANNUAL DEBT SERVICE:            $1,232,559           OCCUPANCY:                       88.4%
LOCKOUT END DATE:               9/30/2009            OCCUPANCY DATE:                  11/04/1999
CALL PROTECTION                 Defeasance
CALL PROTECTION END DATE:       9/30/2009            APPRAISED VALUE:                 $23,000,000
ESCROWS                                              CUT-OFF DATE LTV:                59.8%
    REAL ESTATE TAXES:          Yes                  BALLOON LTV:                     53.8%
    INSURANCE:                  Yes
    REPLACEMENT RESERVES:       Yes                  UNDERWRITTEN CASH FLOW:          $2,084,377
                                                     DSCR:                            1.69x
--------------------------------------------------------------------------------------------------------------


THE PROPERTY

     The Seattle Design Center is a 362,438 square foot design center facility comprised of 3 buildings which were constructed between 1973 and 1983. The Seattle Design Center is a full service design center which has over 60 showrooms representing over 1,500 manufacturers of residential and commercial furniture, fabrics, wall and floor coverings, millwork and lighting. The major tenants at the center include Baker, Knapp & Tubbs (18,223 square feet) under a lease expiring July 2009 and Michael Folks Showroom (16,810 square feet) under a lease expiring November 2006.

THE BORROWER

     The borrower is Bay West Design Center, LLC, a Delaware limited liability company with BW Seattle Corp., a Washington corporation, as the managing member. Both the borrower and the managing member are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgaged property (or the mortgaged property securing Loan No. 27018 - the Seattle Gift Center loan), nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the course of ordinary business) other than the mortgage loan (or Loan No. 27018 - the Seattle Gift Center loan). In addition, the lender received an opinion from borrower's counsel that, among other things, the assets of the borrower would not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              31

MANAGEMENT

     The property is managed by Market Center Management, Inc. which is a wholly owned affiliate of the borrower.

ESCROWS

     The loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. The borrower is also required to escrow $4,541 monthly for future capital expenditures. In addition, the borrower escrowed $344,375 at closing and is required to escrow $25,143 monthly for expenses associated with lease rollover.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of a controlling interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender, subject to the exceptions described below.

RIGHT TO TRANSFER AND UNCROSS

     The loan documents permit the borrower and the immediate transferee of the borrower a one-time only right to transfer the mortgaged property upon payment of a transfer fee equal to 1% of the outstanding principal balance of the mortgage loan, confirmation from DCR and Fitch that the transfer would not result in a downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates and compliance with other conditions specified in the loan documents. Such transfer may not occur prior to three months after the issuance of the certificates.

     The loan documents also permit the borrower to unwind the cross-collateralization/cross-default features of Loan No. 26511 and Loan No. 27018 upon a transfer of one or the other of the properties subject to satisfaction of certain underwriting criteria.

     See Loan No. 26511 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              32
LOAN NO. 27018 - SEATTLE GIFT CENTER

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee and leasehold interest in a 182,419 square foot gift mart facility located in Seattle, Washington. The mortgage loan is cross-collateralized and cross-defaulted with Loan No. 26511 - Seattle Design Center. On a combined basis, the overall debt service coverage ratio is 1.69x and the overall loan to value ratio is 56.05%. The mortgage loan was originated by Bear, Stearns Funding, Inc. on September 2, 1999. The information in the box immediately below is presented for the Seattle Gift Center mortgage loan only.


--------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $6,212,968          PROPERTY TYPE:                      Urban Office
GROSS MORTGAGE RATE:             8.1700%             LOCATION:                           Seattle, WA
INTEREST ACCRUAL METHOD:         Actual/360          YEAR BUILT/RENOVATED:               1983
FIRST PAYMENT DATE:              11/1/1999           SQUARE FEET                         182,419
MATURITY DATE:                   10/1/2009           CUT-OFF DATE BALANCE/SQ.FT.         $34.06
ORIGINAL AMORTIZATION:           360
ANNUAL DEBT SERVICE:             $557,001            OCCUPANCY:                          99.0%
LOCKOUT END DATE:                9/30/2009           OCCUPANCY DATE:                     11/4/1999
CALL PROTECTION                  Defeasance
CALL PROTECTION END DATE:        9/30/2009           APPRAISED VALUE:                    $13,000,000
ESCROWS                                              CUT-OFF DATE LTV:                   47.8%
    REAL ESTATE TAXES:           Yes                 BALLOON LTV:                        43.0%
    INSURANCE:                   Yes
    REPLACEMENT RESERVES:        Yes                 UNDERWRITTEN CASH FLOW:             $938,696
                                                     DSCR:                               1.69x
--------------------------------------------------------------------------------------------------------------

THE PROPERTY

     The Seattle Gift Center is a 182,419 square foot gift mart facility which was constructed in 1976 as a two-story office building. After conversion to a gift mart, it was expanded twice; three new stories were added in 1978 and a five-story tower was added in 1983. There are approximately 120 showrooms in which wholesale gift products are sold to Pacific Northwest retailers. The major tenants at the center include Pacific Rim (8,375 square feet) under a lease expiring November 2002 and Enesco Corp. (6,288 square feet) under a lease expiring April 2000.

GROUND LEASE

     A portion of the Seattle Gift Center property is constructed on the borrower's interest as a tenant under a ground lease. The ground lease expires December 31, 2019. Notwithstanding the above, the ground lease is subject to the borrower's option to purchase the ground lessor's fee interest which may be exercised in 2004. The fee interest when purchased will become subject to a first mortgage lien securing the mortgage loan. The borrower has escrowed $715,000 with the lender, which, together with the accrued interest thereon, is expected to be sufficient to purchase the fee at the negotiated price of $850,000. The purchase option is required to be consummated immediately upon exercise of the option. If the ground lessor is unable to comply with the terms of the purchase option, the time period for exercising the option will be extended for the duration of such inability.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              33

THE BORROWER

The borrower is Bay West Gift Center, LLC, a Delaware limited liability company with BW Seattle Corp., a Washington corporation, as the managing member. Both the borrower and the managing member are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgaged property (or the mortgaged property securing Loan No. 26511 - the Seattle Design Center loan), nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgaged loan (or Loan No. 26511 - the Seattle Design Center loan). In addition, the lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

MANAGEMENT

     The property is managed by Market Center Management, Inc. which is a wholly owned affiliate of the borrower.

ESCROWS

     The loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. The borrower is also required to escrow $2,277 monthly for future capital expenditures. In addition, the borrower escrowed $155,625 at closing and is required to escrow $14,674 monthly for expenses associated with lease rollover.

ADDITIONAL DEBT/TRANSFERS

     The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of a controlling interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender, subject to the exceptions described below.

RIGHT TO TRANSFER AND UNCROSS

     The loan documents permit the borrower and the immediate transferee of the borrower a one-time only right to transfer the mortgaged property upon payment of a transfer fee equal to 1% of the outstanding principal balance of the mortgage loan, confirmation from DCR and Fitch that the transfer would not result in a downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates and compliance with other conditions specified in the loan documents. Such transfer may not occur prior to three months after the issuance of the certificates.

     The mortgage loan documents also permit the borrower to unwind the cross-collateralization/cross-default features of the Loan No. 26511 and Loan No. 27018 upon a of one or the other of the properties subject to satisfaction of certain underwriting criteria.

     See Loan No. 27018 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              34

LOAN NO. 310900004 - INTERNATIONAL AIRPORT CENTER

OVERVIEW

     This mortgage loan is secured by a first mortgage on the borrower's fee interest in 10 office/distribution warehouse facilities situated just south of the Charlotte-Douglas Airport in Charlotte, North Carolina. The mortgage loan was originated by Wells Fargo Bank, National Association on October 7, 1999.


-------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $19,269,309            PROPERTY TYPE:                   Warehouse Distribution
GROSS MORTGAGE RATE:              7.9800%                LOCATION:                        Charlotte, NC
INTEREST ACCRUAL METHOD:          Actual/360             YEAR BUILT/RENOVATED:            1998
FIRST PAYMENT DATE:               12/1/1999              SQUARE FEET                      395,153
MATURITY DATE:                    11/1/2009              CUT-OFF DATE BALANCE/SQ.FT.      $48.76
ORIGINAL AMORTIZATION:            360
ANNUAL DEBT SERVICE:              $1,696,171             OCCUPANCY:                       96.8%
LOCKOUT END DATE:                 8/31/2009              OCCUPANCY DATE:                  10/1/1999
CALL PROTECTION                   Defeasance
CALL PROTECTION END DATE:         8/31/2009              APPRAISED VALUE:                 $26,900,000
ESCROWS                                                  CUT-OFF DATE LTV:                71.6%
    REAL ESTATE TAXES:            Yes                    BALLOON LTV:                     64.1%
    INSURANCE:                    Yes
    REPLACEMENT RESERVES:         Yes                    UNDERWRITTEN CASH FLOW:          $2,149,307
                                                         DSCR:                            1.27x
-------------------------------------------------------------------------------------------------------------------

THE PROPERTY

The properties securing the loan include 10 single-story office/distribution warehouse facilities containing 395,153 square feet; all buildings were constructed between 1981 and 1999. The properties consist of approximately 34.9 acres divided into 2 parcels. Tenant sizes range from 1,229 to 40,920 square feet. The properties are located in the southwestern part of the City of Charlotte, just south of the Charlotte-Douglas Airport.

             PROPERTY NAME                       YEAR BUILT           TOTAL SQ. FT.        OFFICE SPACE AS A % OF TOTAL SQ. FT
             -------------                       ----------           -------------        -----------------------------------
 3401 International Airport Dr., Bldg A             1996                 43,345                           80.6%
 3400 International Airport Dr., Bldg B             1997                 42,088                           39.4%
 3301 International Airport Dr., Bldg C             1996                 40,920                           10.9%
 3300 International Airport Dr., Bldg D             1997                 46,921                           72.2%
 3201 International Airport Dr., Bldg E             1998                 31,813                           0.0%
 3200 International Airport Dr., Bldg F             1998                 41,143                           12.7%
 3101 International Airport Dr., Bldg G             1998                 28,238                           0.0%
 3100 International Airport Dr., Bldg H             1998                 50,083                           31.2%
       3140 Yorkmont Road, Bldg A                   1999                 43,340                           35.5%
       3401 Yorkmont Road, Bldg B                   1981                 27,262                           10.9%
TOTAL                                                                   395,153

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              35

Major tenants at the properties include Corporate Express (40,920 square feet) under a lease expiring July 2006, Nextlink North Carolina, Inc. (31,813 square feet) under a lease expiring January 2015, Expeditors International of Washington (31,122 square feet) under a lease expiring March 2001, and Federal Express (30,514 square feet) under a lease expiring April 2001.

THE BORROWER

     The borrower is IAC Charlotte LLC, a Delaware limited liability company, with International Airport Centers LLC as the managing member and IAC Charlotte Inc. and IAC Investors LLC as the non-managing members. The borrower is managed by International Airport Centers LLC, a privately-held, investment and development company which focuses on the construction, ownership and management of air-cargo distribution warehouse facilities located in close proximity to airports. Both the borrower and IAC Charlotte Inc. are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgaged loan. Additionally, the IAC Charlotte Inc.'s organizational documents require an independent director.

MANAGEMENT

     The property is managed by International Airport Centers LLC which is affiliated with the borrower.

ESCROWS

     The mortgage loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. The borrower is also required to escrow $3,282 monthly for future capital expenditures. In addition, the borrower is required to escrow $9,522 monthly for future tenant improvements and leasing commissions.

ADDITIONAL DEBT/TRANSFERS

     The mortgage loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or, except as described below, any transfer of an interest in the borrower or its managing member or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender. The mortgage loan documents permit transfers of up to an aggregate of 49% of the original ownership interests in the borrower's managing member provided that certain conditions are satisfied, including among other conditions, that the proposed transfer will not result in a change of control or management of the managing member or the borrower and the net worth of such managing member following the transfer will not be less than it was prior to the transfer. The mortgage loan documents also permit transfers of more than 49% of the original ownership interests in the managing member provided that certain additional conditions are satisfied, including, among other conditions, the lender's reasonable determination that the debt to asset ratio of any proposed transferee is seventy percent (70%) or less.

     See Loan No. 310900004 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              36
LOAN NO. 310900032 - ORCHARD BUSINESS CENTRE

OVERVIEW

         This mortgage loan is secured by a first mortgage on 3 research and development/office buildings situated in Santa Clara, California. The Loan was originated by Wells Fargo Bank, National Association on November 15, 1999.


-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $19,182,572        PROPERTY TYPE:                       Suburban Office
GROSS MORTGAGE RATE:               7.6140%            LOCATION:                            Santa Clara, CA
INTEREST ACCRUAL METHOD:           Actual/360         YEAR BUILT/RENOVATED:                1999
FIRST PAYMENT DATE:                2/1/2000           SQUARE FEET                          142,552
MATURITY DATE:                     1/1/2011           CUT-OFF DATE BALANCE/SQ.FT.          $134.57
ORIGINAL AMORTIZATION:             300
ANNUAL DEBT SERVICE:               $1,719,757         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  7/31/2010          OCCUPANCY DATE:                      9/1/1999
CALL PROTECTION                    Defeasance
CALL PROTECTION END DATE:          7/31/2010          APPRAISED VALUE:                     $35,000,000
ESCROWS                                               CUT-OFF DATE LTV:                    54.8%
    REAL ESTATE TAXES:             Yes                BALLOON LTV:                         43.2%
    INSURANCE:                     No
    REPLACEMENT RESERVES:          Yes                UNDERWRITTEN CASH FLOW:              $2,889,427
                                                      DSCR:                                1.68x
-------------------------------------------------------------------------------------------------------------

THE PROPERTY

     The property consists of three 2-story buildings constructed in 1999 containing a total of 142,522 square feet on 7.07 acres. The properties are located in the San Tomas Business Park, an R&D office campus facility located in Santa Clara, California, in the heart of Silicon Valley.

     Major tenants at the properties include Cylink Corporation (117,927 square feet) under three leases expiring in August and September of 2009, and Tollbridge Technologies, Inc, (24,625 square feet) under a lease expiring August 2004.

THE BORROWER

     The borrowing entity is Orchard Jay Properties, LLC, a California limited liability company, with DJB-MJB Jay Inc, as the managing member. Both the borrower and its managing member are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan.

MANAGEMENT

     The property is managed by Orchard Properties, Inc., a California corporation, which is affiliated with the borrower.

ESCROWS

     The mortgage loan documents require the borrower to fund monthly escrow deposits in amounts sufficient to pay real estate taxes when due. If the borrower fails to provide lender with evidence satisfactory to lender of payment of property

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              37

insurance premiums in accordance with the loan documents, the mortgage loan documents require the borrower to fund an escrow for insurance premiums. The mortgage loan documents also require the borrower to escrow $2,376 monthly for future capital expenditures. In addition, a reserve in the amount of $1,847,884 is being held by the lender as additional security until Cylink Corporation, the largest single tenant, achieves certain operating results and complies with certain financial covenants.

ADDITIONAL DEBT

         The mortgage loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender.

         See Loan No. 310900032 in Annex A.

















--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              38
LOAN NO. 9905921 - CIRCUIT CITY CORPORATE HEADQUARTERS

OVERVIEW

     This mortgage loan is secured by a first leasehold deed of trust on a 288,562 square foot office building located in Richmond, Virginia. The loan was originated by Morgan Stanley Mortgage Capital Inc. on January 10, 2000.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $17,000,000        PROPERTY TYPE:                       Suburban Office
GROSS MORTGAGE RATE:               8.1000%            LOCATION:                            Richmond, VA
INTEREST ACCRUAL METHOD:           Actual/360         YEAR BUILT/RENOVATED:                1989
FIRST PAYMENT DATE:                3/1/2000           SQUARE FEET                          288,562
MATURITY DATE:                     2/1/2010           CUT-OFF DATE BALANCE/SQ.FT.          $58.91
ORIGINAL AMORTIZATION:             360
ANNUAL DEBT SERVICE:               $1,511,125         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  10/31/2009         OCCUPANCY DATE:                      10/1/1999
CALL PROTECTION                    Defeasance
CALL PROTECTION END DATE:          10/31/2009         APPRAISED VALUE:                     $31,000,000
ESCROWS                                               CUT-OFF DATE LTV:                    54.8%
    REAL ESTATE TAXES:             No                 BALLOON LTV:                         49.2%
    INSURANCE:                     No
    REPLACEMENT RESERVES:          No                 UNDERWRITTEN CASH FLOW:              $2,311,596
                                                      DSCR:                                1.53x
-------------------------------------------------------------------------------------------------------------

THE PROPERTY

     The property is a 5-story office building located in the northwest quadrant of the Richmond, Virginia suburban office market. The building houses the executive offices of Circuit City Stores, Inc.

     The property has been ground leased to the borrower pursuant to a ground lease with Circuit City Stores, Inc. as fee owner/lessor and the borrower as lessee. The ground lease has an initial term expiration date of February 28, 2010 followed by four (4) options to extend for ten (10) years each and one (1) final option to extend for five (5) years. The borrower has leased 100% of the property back to Circuit City Stores, Inc. pursuant to a triple net lease. The expiration date and extension options in the triple net lease are identical to those in the ground lease.

THE BORROWER

     The borrowing entity is Lexington Richmond, LLC, a Delaware limited liability company with Lexington Richmond Manager, Inc., a Delaware corporation, as the managing member. Both the borrower and the managing member are single purpose entities whose organizational documents do not permit them to engage in any business unrelated to the mortgage property, nor have any assets other than the mortgaged property or any indebtedness (subject to certain limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan.

MANAGEMENT

     Circuit City Stores, Inc. as lessee under the triple net lease, is responsible for all operating expenses and maintenance of the building. There is no separate manager of the property.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF1
--------------------------------------------------------------------------------
                                                                              39
ESCROWS

     If Circuit City Stores, Inc. does not renew its lease at least one year prior to the current expiration, the mortgage loan documents provide for a cash sweep of rents to become effective, and all excess rents after operating expenses and debt service will be placed in a tenant improvement and leasing commission escrow account.

ADDITIONAL DEBT/ TRANSFERS

     The mortgage loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the property, in each case without the prior written consent of the lender.

     The loan documents give the borrower the right to transfer the mortgaged property up to two times. The first transfer is subject to receipt by the lender of a transfer fee of $10,000 plus all out-of-pocket costs and expenses incurred in connection with such transfer. The second transfer is subject to receipt by the lender of a transfer fee equal to 1% of the outstanding principal balance of the mortgage loan. Both transfers are subject to compliance with other conditions specified in loan documents.

     See Loan No. 9905921 in Annex A.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
caputo                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: A1
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE        5.600        5.598          5.597          5.595          5.593          5.591         5.527              AVG. LIFE
           3/15/2000    3/15/2000      3/15/2000      3/15/2000      3/15/2000      3/15/2000      3/15/2000       PRIN. START DATE
           2/15/2009    2/15/2009      1/15/2009      1/15/2009      12/15/2008     12/15/2008    10/15/2008        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             7.742         7.742         7.741          7.741           7.741          7.741         7.741              Yield
99:24        4.288         4.287         4.286          4.285           4.284          4.283         4.245             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.712         7.712         7.712          7.712           7.712          7.712         7.712              Yield
99:28        4.290         4.289         4.288          4.287           4.286          4.285         4.248             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.683         7.683         7.683          7.683           7.683          7.683         7.683              Yield
100:0        4.292         4.291         4.290          4.289           4.288          4.287         4.250             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.654         7.654         7.654          7.654           7.654          7.654         7.653              Yield
100:4        4.294         4.293         4.293          4.292           4.291          4.289         4.252             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.625         7.625         7.625          7.625           7.625          7.625         7.624              Yield
100:8        4.297         4.296         4.295          4.294           4.293          4.292         4.254             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.596         7.596         7.596          7.596           7.596          7.596         7.595              Yield
100:12       4.299         4.298         4.297          4.296           4.295          4.294         4.256             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.567         7.567         7.567          7.567           7.567          7.567         7.566              Yield
100:16       4.301         4.300         4.299          4.298           4.297          4.296         4.258             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.539         7.539         7.538          7.538           7.538          7.538         7.536              Yield
100:20       4.303         4.302         4.301          4.300           4.299          4.298         4.261             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.510         7.510         7.510          7.510           7.510          7.510         7.507              Yield
100:24       4.305         4.304         4.304          4.303           4.302          4.300         4.263             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.481         7.481         7.481          7.481           7.481          7.481         7.478              Yield
100:28       4.308         4.307         4.306          4.305           4.304          4.303         4.265             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.452         7.452         7.452          7.452           7.452          7.452         7.449              Yield
101:0        4.310         4.309         4.308          4.307           4.306          4.305         4.267             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.424         7.424         7.424          7.424           7.423          7.423         7.420              Yield
101:4        4.312         4.311         4.310          4.309           4.308          4.307         4.269             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.395         7.395         7.395          7.395           7.395          7.395         7.392              Yield
101:8        4.314         4.313         4.312          4.311           4.310          4.309         4.271             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
caputo                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: A2
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE        9.620        9.617          9.614          9.610          9.606          9.602         9.475              AVG. LIFE
           2/15/2009    2/15/2009      1/15/2009      1/15/2009      12/15/2008     12/15/2008     10/15/2008       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010       1/15/2010     1/15/2010      12/15/2009       PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             7.961         7.961         7.961          7.961           7.961          7.961         7.961              Yield
99:24        6.532         6.531         6.529          6.527           6.526          6.524         6.465             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.942         7.942         7.942          7.942           7.942          7.942         7.941              Yield
99:28        6.534         6.533         6.532          6.530           6.528          6.526         6.467             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.923         7.923         7.923          7.923           7.923          7.923         7.922              Yield
100:0        6.537         6.536         6.534          6.532           6.531          6.529         6.470             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.904         7.904         7.903          7.903           7.903          7.903         7.903              Yield
100:4        6.540         6.538         6.537          6.535           6.533          6.531         6.472             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.884         7.884         7.884          7.884           7.884          7.884         7.884              Yield
100:8        6.542         6.541         6.539          6.538           6.536          6.534         6.475             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.865         7.865         7.865          7.865           7.865          7.865         7.864              Yield
100:12       6.545         6.543         6.542          6.540           6.538          6.536         6.477             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.847         7.846         7.846          7.846           7.846          7.846         7.845              Yield
100:16       6.547         6.546         6.544          6.543           6.541          6.539         6.480             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.828         7.828         7.827          7.827           7.827          7.827         7.826              Yield
100:20       6.550         6.548         6.547          6.545           6.543          6.542         6.482             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.809         7.809         7.809          7.809           7.808          7.808         7.807              Yield
100:24       6.552         6.551         6.549          6.548           6.546          6.544         6.485             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.790         7.790         7.790          7.790           7.790          7.790         7.788              Yield
100:28       6.555         6.553         6.552          6.550           6.549          6.547         6.487             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.771         7.771         7.771          7.771           7.771          7.771         7.769              Yield
101:0        6.557         6.556         6.554          6.553           6.551          6.549         6.490             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.752         7.752         7.752          7.752           7.752          7.752         7.750              Yield
101:4        6.560         6.559         6.557          6.555           6.554          6.552         6.492             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.733         7.733         7.733          7.733           7.733          7.733         7.731              Yield
101:8        6.562         6.561         6.559          6.558           6.556          6.554         6.495             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
caputo                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: B
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE        10.014      10.014         10.014         10.014         10.007          9.998         9.847              AVG. LIFE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010       1/15/2010      1/15/2010     12/15/2009       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010       2/15/2010      2/15/2010     12/15/2009        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             8.113         8.113         8.113          8.113           8.113          8.113         8.115              Yield
99:24        6.666         6.666         6.666          6.666           6.663          6.659         6.592             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.095         8.095         8.095          8.095           8.095          8.095         8.096              Yield
99:28        6.668         6.668         6.668          6.668           6.665          6.661         6.595             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.076         8.076         8.076          8.076           8.076          8.076         8.077              Yield
100:0        6.671         6.671         6.671          6.671           6.668          6.664         6.598             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.057         8.057         8.057          8.057           8.057          8.057         8.058              Yield
100:4        6.674         6.674         6.674          6.674           6.671          6.667         6.600             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.038         8.039         8.039          8.039           8.039          8.039         8.039              Yield
100:8        6.676         6.676         6.676          6.676           6.674          6.670         6.603             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.020         8.020         8.020          8.020           8.020          8.020         8.020              Yield
100:12       6.679         6.679         6.679          6.679           6.676          6.672         6.606             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.001         8.001         8.001          8.001           8.001          8.001         8.001              Yield
100:16       6.682         6.682         6.682          6.682           6.679          6.675         6.608             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.983         7.983         7.983          7.983           7.983          7.983         7.983              Yield
100:20       6.685         6.685         6.685          6.685           6.682          6.678         6.611             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.964         7.964         7.964          7.964           7.964          7.964         7.964              Yield
100:24       6.687         6.687         6.687          6.687           6.684          6.680         6.614             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.946         7.946         7.946          7.946           7.946          7.946         7.945              Yield
100:28       6.690         6.690         6.690          6.690           6.687          6.683         6.616             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.927         7.927         7.927          7.927           7.927          7.927         7.926              Yield
101:0        6.693         6.693         6.693          6.693           6.690          6.686         6.619             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.909         7.909         7.909          7.909           7.909          7.909         7.908              Yield
101:4        6.695         6.695         6.695          6.695           6.692          6.688         6.621             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             7.890         7.890         7.890          7.890           7.890          7.890         7.889              Yield
101:8        6.698         6.698         6.698          6.698           6.695          6.691         6.624             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
dhouse                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: C
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE       10.014       10.014         10.014         10.014         10.014         10.014         9.859              AVG. LIFE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010     12/15/2009       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      1/15/2010        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             8.291         8.292         8.292          8.292           8.292          8.292         8.294              Yield
98:27        6.633         6.633         6.633          6.633           6.633          6.633         6.566             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.272         8.273         8.273          8.273           8.273          8.273         8.275              Yield
98:31        6.636         6.636         6.636          6.636           6.636          6.636         6.569             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.253         8.254         8.254          8.254           8.254          8.254         8.256              Yield
99:3         6.639         6.639         6.639          6.639           6.639          6.639         6.571             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.235         8.235         8.235          8.235           8.235          8.235         8.237              Yield
99:7         6.641         6.641         6.641          6.641           6.641          6.641         6.574             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.216         8.216         8.216          8.216           8.216          8.216         8.218              Yield
99:11        6.644         6.644         6.644          6.644           6.644          6.644         6.577             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.197         8.197         8.197          8.197           8.197          8.197         8.199              Yield
99:15        6.647         6.647         6.647          6.647           6.647          6.647         6.579             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.178         8.178         8.178          8.178           8.178          8.178         8.179              Yield
99:19        6.650         6.650         6.650          6.650           6.650          6.650         6.582             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.159         8.159         8.159          8.159           8.159          8.159         8.160              Yield
99:23        6.652         6.652         6.652          6.652           6.652          6.652         6.585             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.140         8.140         8.140          8.140           8.140          8.140         8.141              Yield
99:27        6.655         6.655         6.655          6.655           6.655          6.655         6.587             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.122         8.122         8.122          8.122           8.122          8.122         8.123              Yield
99:31        6.658         6.658         6.658          6.658           6.658          6.658         6.590             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.103         8.103         8.103          8.103           8.103          8.103         8.104              Yield
100:3        6.660         6.660         6.660          6.660           6.660          6.660         6.593             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.084         8.084         8.084          8.084           8.084          8.084         8.085              Yield
100:7        6.663         6.663         6.663          6.663           6.663          6.663         6.595             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.065         8.065         8.066          8.066           8.066          8.066         8.066              Yield
100:11       6.666         6.666         6.666          6.666           6.666          6.666         6.598             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
dhouse                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: D
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE       10.014       10.014         10.014         10.014         10.014         10.014         9.931              AVG. LIFE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      1/15/2010       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      1/15/2010        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             8.445         8.445         8.445          8.445           8.445          8.445         8.448              Yield
97:27        6.611         6.611         6.611          6.611           6.611          6.611         6.575             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.425         8.426         8.426          8.426           8.426          8.426         8.429              Yield
97:31        6.614         6.614         6.614          6.614           6.614          6.614         6.578             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.406         8.406         8.406          8.406           8.406          8.406         8.409              Yield
98:3         6.616         6.616         6.616          6.616           6.616          6.616         6.580             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.387         8.387         8.387          8.387           8.387          8.387         8.390              Yield
98:7         6.619         6.619         6.619          6.619           6.619          6.619         6.583             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.368         8.368         8.368          8.368           8.368          8.368         8.371              Yield
98:11        6.622         6.622         6.622          6.622           6.622          6.622         6.586             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.349         8.349         8.349          8.349           8.349          8.349         8.352              Yield
98:15        6.625         6.625         6.625          6.625           6.625          6.625         6.589             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.330         8.330         8.330          8.330           8.330          8.330         8.332              Yield
98:19        6.628         6.628         6.628          6.628           6.628          6.628         6.591             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.311         8.311         8.311          8.311           8.311          8.311         8.313              Yield
98:23        6.630         6.630         6.630          6.630           6.630          6.630         6.594             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.291         8.292         8.292          8.292           8.292          8.292         8.294              Yield
98:27        6.633         6.633         6.633          6.633           6.633          6.633         6.597             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.272         8.273         8.273          8.273           8.273          8.273         8.275              Yield
98:31        6.636         6.636         6.636          6.636           6.636          6.636         6.600             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.253         8.254         8.254          8.254           8.254          8.254         8.256              Yield
99:3         6.639         6.639         6.639          6.639           6.639          6.639         6.602             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.235         8.235         8.235          8.235           8.235          8.235         8.237              Yield
99:7         6.641         6.641         6.641          6.641           6.641          6.641         6.605             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.216         8.216         8.216          8.216           8.216          8.216         8.218              Yield
99:11        6.644         6.644         6.644          6.644           6.644          6.644         6.608             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
dhouse                              Sensitivity                    11:15 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: E
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE       10.014       10.014          10.014        10.014         10.014         10.014         9.954              AVG. LIFE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      1/15/2010       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             8.748         8.748         8.748          8.748           8.748          8.748         8.752              Yield
95:29        6.567         6.567         6.567          6.567           6.567          6.567         6.541             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.728         8.728         8.728          8.728           8.728          8.728         8.732              Yield
96:1         6.570         6.570         6.570          6.570           6.570          6.570         6.544             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.708         8.708         8.708          8.708           8.708          8.708         8.712              Yield
96:5         6.573         6.573         6.573          6.573           6.573          6.573         6.547             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.688         8.688         8.688          8.689           8.689          8.689         8.692              Yield
96:9         6.575         6.575         6.575          6.575           6.575          6.575         6.550             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.669         8.669         8.669          8.669           8.669          8.669         8.673              Yield
96:13        6.578         6.578         6.578          6.578           6.578          6.578         6.553             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.649         8.649         8.649          8.649           8.649          8.649         8.653              Yield
96:17        6.581         6.581         6.581          6.581           6.581          6.581         6.556             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.629         8.629         8.630          8.630           8.630          8.630         8.633              Yield
96:21        6.584         6.584         6.584          6.584           6.584          6.584         6.559             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.610         8.610         8.610          8.610           8.610          8.610         8.614              Yield
96:25        6.587         6.587         6.587          6.587           6.587          6.587         6.561             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.590         8.590         8.590          8.590           8.590          8.591         8.594              Yield
96:29        6.590         6.590         6.590          6.590           6.590          6.590         6.564             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.571         8.571         8.571          8.571           8.571          8.571         8.574              Yield
97:1         6.593         6.593         6.593          6.593           6.593          6.593         6.567             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.551         8.551         8.551          8.551           8.551          8.552         8.555              Yield
97:5         6.595         6.595         6.595          6.595           6.595          6.595         6.570             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.532         8.532         8.532          8.532           8.532          8.532         8.535              Yield
97:9         6.598         6.598         6.598          6.598           6.598          6.598         6.573             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             8.512         8.512         8.513          8.513           8.513          8.513         8.516              Yield
97:13        6.601         6.601         6.601          6.601           6.601          6.601         6.575             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
dhouse                              Sensitivity                    11:16 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: F
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE       10.014       10.014          10.014       10.014         10.014         10.014        10.014              AVG. LIFE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010       PRIN. START DATE
           2/15/2010    2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010      2/15/2010        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
             9.405         9.405         9.405          9.405           9.405          9.405         9.407              Yield
91:28        6.471         6.471         6.471          6.471           6.471          6.471         6.471             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.384         9.384         9.384          9.384           9.384          9.384         9.386              Yield
92:0         6.474         6.474         6.474          6.474           6.474          6.474         6.474             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.363         9.363         9.363          9.363           9.363          9.363         9.365              Yield
92:4         6.477         6.477         6.477          6.477           6.477          6.477         6.477             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.342         9.342         9.342          9.342           9.342          9.342         9.344              Yield
92:8         6.481         6.481         6.481          6.481           6.481          6.481         6.480             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.321         9.321         9.321          9.322           9.322          9.322         9.324              Yield
92:12        6.484         6.484         6.484          6.484           6.484          6.484         6.483             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.301         9.301         9.301          9.301           9.301          9.301         9.303              Yield
92:16        6.487         6.487         6.487          6.487           6.487          6.487         6.486             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.280         9.280         9.280          9.280           9.280          9.280         9.282              Yield
92:20        6.490         6.490         6.490          6.490           6.490          6.490         6.490             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.259         9.259         9.259          9.259           9.259          9.259         9.261              Yield
92:24        6.493         6.493         6.493          6.493           6.493          6.493         6.493             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.238         9.238         9.238          9.238           9.239          9.239         9.241              Yield
92:28        6.496         6.496         6.496          6.496           6.496          6.496         6.496             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.218         9.218         9.218          9.218           9.218          9.218         9.220              Yield
93:0         6.499         6.499         6.499          6.499           6.499          6.499         6.499             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.197         9.197         9.197          9.197           9.197          9.197         9.199              Yield
93:4         6.502         6.502         6.502          6.502           6.502          6.502         6.502             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.177         9.177         9.177          9.177           9.177          9.177         9.179              Yield
93:8         6.505         6.505         6.505          6.505           6.505          6.505         6.505             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.156         9.156         9.156          9.156           9.156          9.156         9.158              Yield
93:12        6.508         6.508         6.508          6.508           6.508          6.508         6.507             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.              COMB-2000                January 21, 2000
caputo                              Sensitivity                    11:30 AM EST
                                                                    Page 1 of 1

                 Settle Date: 2/10/2000   Curve Date: 1/20/2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: X
-----------------------------------------------------------------------------------------------------------------------------------
           .00% CPR     10.00% CPR     20.00% CPR     30.00% CPR     40.00% CPR     50.00% CPR     100.00% CPR          PREPAY
PRICE        8.661        8.659          8.657          8.654          8.651          8.648         8.543              AVG. LIFE
           3/15/2000    3/15/2000      3/15/2000      3/15/2000      3/15/2000      3/15/2000      3/15/2000       PRIN. START DATE
          11/15/2019   11/15/2019     11/15/2011     11/15/2019      11/15/2019     11/15/2019     9/15/2019        PRIN. END DATE
-----------------------------------------------------------------------------------------------------------------------------------
            11.802        11.799        11.796         11.792          11.788         11.784        11.644              Yield
1:22         3.834         3.834         3.833          3.833           3.832          3.832         3.817             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            11.563        11.560        11.557         11.553          11.549         11.545        11.404             Yield
1:22+        3.858         3.857         3.857          3.856           3.856          3.855         3.840             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            11.328        11.324        11.321         11.318          11.314         11.309        11.168              Yield
1:23         3.881         3.880         3.880          3.880           3.879          3.879         3.863             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            11.096        11.093        11.089         11.086          11.082         11.078        10.935              Yield
1:23+        3.904         3.904         3.903          3.903           3.902          3.902         3.886             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            10.867        10.864        10.861         10.857          10.853         10.849        10.706              Yield
1:24         3.927         3.926         3.926          3.926           3.925          3.925         3.909             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            10.642        10.639        10.636         10.632          10.628         10.624        10.480              Yield
1:24+        3.950         3.949         3.949          3.948           3.948          3.947         3.931            Duration
-----------------------------------------------------------------------------------------------------------------------------------
            10.421        10.417        10.414         10.410          10.406         10.402        10.257              Yield
1:25         3.972         3.972         3.971          3.971           3.970          3.970         3.954             Duration
-----------------------------------------------------------------------------------------------------------------------------------
            10.202        10.199        10.195         10.192          10.188         10.183        10.037             Yield
1:25+        3.995         3.994         3.994          3.993           3.993          3.992         3.976            Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.987         9.983         9.980          9.976           9.972          9.968         9.821              Yield
1:26         4.017         4.016         4.016          4.015           4.015          4.014         3.998             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.774         9.771         9.767          9.763           9.759          9.755         9.607              Yield
1:26+        4.039         4.038         4.038          4.037           4.037          4.036         4.020             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.564         9.561         9.558          9.554           9.550          9.545         9.397              Yield
1:27         4.061         4.060         4.060          4.059           4.059          4.058         4.042             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.358         9.354         9.351          9.347           9.343          9.338         9.189              Yield
1:27+        4.082         4.082         4.082          4.081           4.081          4.080         4.063             Duration
-----------------------------------------------------------------------------------------------------------------------------------
             9.154         9.151         9.147          9.143           9.139          9.134         8.984              Yield
1:28         4.104         4.104         4.103          4.103           4.102          4.101         4.085             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.